UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Protalix BioTherapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

April 30, 2026

Dear Stockholder,

We cordially invite you to attend the 2026 Annual Meeting of Stockholders of Protalix BioTherapeutics, Inc. to be held at 3:00 P.M. IDT (8:00 A.M. EDT) on June 25, 2026 at the offices of LifeSci Advisors, our Investor Relations advisors, at Azrieli Center Round Tower, Derech Menachem Begin 132, 11th Floor, Tel Aviv 6701203, Israel.

The attached notice of annual meeting and proxy statement describe the business we will conduct at the meeting and provide information that you should consider when you vote your shares. As set forth in the attached proxy statement, the meeting will be held to:

●	consider the election of directors;

●	approve an advisory vote on executive compensation;

●	approve the Amended and Restated Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan (the “Plan”), to increase the number of shares of common stock available under the Plan from 17,475,171 shares to 20,975,171 shares and to amend certain other terms of the Plan; and

●	ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Please take the time to carefully read each of the proposals you are being asked to consider and vote on.

Please promptly vote your shares either via the Internet, by telephone or by marking, signing, dating and returning the proxy card in the enclosed envelope. Your vote is important, whether or not you attend the meeting in person. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting. If you decide to attend the meeting and vote in person, your proxy may be revoked at your request.

We appreciate your support and look forward to your attending the meeting.

Sincerely,

Gilad Mamlok
Sr. Vice President and Chief Financial Officer

2 University Plaza, Suite 100, Hackensack, NJ 07601

Tel: 1-201-696-9435 | Web: www.protalix.com

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 25, 2026

To the Stockholders of Protalix BioTherapeutics, Inc.:

The 2026 Annual Meeting of Stockholders of Protalix BioTherapeutics, Inc. (the “Company”) will be held at the following time, date and place for the following purposes:

3:00 P.M. IDT (8:00 A.M. EDT)
TIME:	3:00 P.M. IDT (8:00 A.M. EDT)
DATE:	June 25, 2026
PLACE:	LifeSci Advisors, Azrieli Center Round Tower, Derech Menachem Begin 132, 11th Floor, Tel Aviv 6701203, Israel
PURPOSES:

1.	To elect eight members to the Board of Directors to serve for the ensuing year or until their respective successors have been duly elected and qualified;

2.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement that accompanies this notice;

3.

To approve the Amended and Restated Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan (the “Plan”), to increase the number of shares of common stock available under the Plan from 17,475,171 shares to 20,975,171 shares and to amend certain other terms of the Plan;

4.

To ratify the appointment of Kesselman & Kesselman, Certified Public Accountant (Isr.), a member of PricewaterhouseCoopers International Limited, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

5.	To transact such other business that is properly presented at the meeting or any postponement or adjournment thereof.

All of these proposals are more fully described in the proxy statement that follows. You may vote at the meeting and any adjournments or postponements thereof if you were the record owner of the Company’s common stock at the close of business on April 30, 2026 (the “Record Date”). A list of stockholders of record will be available at the meeting and, during the 10 days prior to the annual meeting, at the office of the Company’s Corporate Secretary in the headquarters at 2 Snunit Street, Science Park, Carmiel 2161401, Israel.

Your vote is important. Whether or not you are able to attend the meeting in person, please vote via the Internet, telephone or by returning the enclosed proxy card by mail so that your shares may be represented at the meeting. We recommend arriving early to the meeting as there may be delays at the entrance to the meeting venue.

Please sign, date and promptly return the enclosed proxy card in the enclosed envelope, or vote by telephone or Internet (instructions are on your proxy card), so that your shares will be represented whether or not you attend the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Gilad Mamlok
Carmiel, Israel April 30, 2026	Sr. Vice President and Chief Financial Officer and Corporate Secretary

Protalix BioTherapeutics, Inc.

2 University Plaza, Suite 100

Hackensack, NJ 07601

201-696-9345

PROXY STATEMENT FOR PROTALIX BIOTHERAPEUTICS, INC.

2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 25, 2026

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why Did You Send Me This Proxy Statement?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of the Company is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders and any adjournments of the meeting to be held at 3:00 P.M. IDT (8:00 A.M. EDT) on June 25, 2026 at the offices of LifeSci Advisors, our Investor Relations advisors, Azrieli Center Round Tower, Derech Menachem Begin 132, 11th Floor, Tel Aviv 6701203, Israel. This proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the meeting.

We anticipate that on or about May 8, 2026, we will begin sending this proxy statement, the attached Notice of Annual Meeting and the form of proxy enclosed to all stockholders entitled to vote at the meeting. Although not part of this proxy statement, we are also sending along with this proxy statement our Annual Report on Form 10-K which includes financial statements for the fiscal year ended December 31, 2025 (the “FY2025 Annual Report”). You can also find a copy of the FY2025 Annual Report via EDGAR, the electronic data system provided by the Securities and Exchange Commission (the “SEC”), at http://www.sec.gov or through the Investor Relations section of our website at http://www.protalix.com. Our FY2025 Annual Report and the information on our website other than this proxy statement are not part of our proxy soliciting materials. Additional copies of the FY2025 Annual Report are available upon request.

Who Can Vote?

Only holders of record of our common stock, par value $0.001 per share, on April 30, 2026 (the “Record Date”), are entitled to vote at the meeting. On the Record Date, there were 80,571,642 shares of common stock outstanding and entitled to vote. The common stock is currently our only outstanding class of voting stock.

You do not need to attend the meeting to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting.

How Many Votes Do I Have?

Each share of common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the meeting. If your shares are registered directly in your name through our stock transfer agent, Equiniti Trust Company, LLC, or you have stock certificates, you may vote:

●	By mail. Complete, date, sign and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.
●	By Internet or by telephone. Follow the instructions attached to the proxy card to vote by Internet or telephone.
●	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting. We recommend arriving early to the meeting as there may be delays at the entrance to the meeting venue.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can generally do so as follows:

●	By mail. Complete, date, sign and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.
●	By Internet or by telephone. Follow the instructions attached to the proxy card to vote by Internet or telephone.
●	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting. We recommend arriving early to the meeting as there may be delays at the entrance to the meeting venue.

If you need assistance in voting by telephone or over the Internet or completing your proxy card or have questions regarding the meeting, please contact our proxy advisor:

Alliance Advisors, LLC
150 Clove Road #400
Little Falls Township, NJ 07424
+1-844-202-5989 (toll free in the United States)
PLX@AllianceAdvisors.com

What Am I Voting On?

You are voting on:

●	The election of eight members to our Board of Directors to serve for the ensuing year or until their respective successors have been duly elected and qualified (Eliot Richard Forster, Ph.D., Dror Bashan, Amos Bar Shalev, Shmuel “Muli” Ben Zvi, Ph.D., Pol F. Boudes, M.D., Christian Elze, Gwen A. Melincoff, and Aharon Schwartz, Ph.D.).
●	To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement.

●	To approve the Amended and Restated Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan (the “Plan”), in order to increase the number of shares of common stock available under the Plan from 17,475,171 shares to 20,975,171 shares and to amend certain other terms of the Plan;
●	The ratification of the appointment of Kesselman and Kesselman, Certified Public Accountant (Isr.), a member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

How Does The Board Of Directors Recommend That I Vote At The Annual Meeting?

The Board of Directors recommends that you vote as follows:

●	“FOR” the election of all director nominees named in “Proposal 1: Election of Directors” of this proxy statement.
●	“FOR” the approval, on a non-binding advisory basis, of our executive compensation as disclosed in the proxy statement that accompanies this notice and as described in “Proposal 2: Advisory Vote on Executive Compensation” of this proxy statement.
●	“FOR” the approval of the Plan in order to increase the number of shares of common stock available under the Plan from 17,475,171 shares to 20,975,171 shares and to amend certain other terms of the Plan as disclosed in the proxy statement that accompanies this notice and as described in “Proposal 3: Approval of the Stock Incentive Plan” of this proxy statement;
●	“FOR” the ratification of Kesselman and Kesselman as our independent registered public accounting firm for the 2026 fiscal year, as named in “Proposal 4: Ratification of Independent Registered Public Accounting Firm” of this proxy statement.

If any other matter is properly presented at the meeting or any adjournment or postponement thereof, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

What Constitutes A Quorum For The Annual Meeting?

Of the 80,571,642 shares of common stock outstanding as of the Record Date, the holders of at least one-third (1/3) of those shares, or at least 26,857,214 shares, must be present at the meeting in person or represented by proxy to hold the meeting and conduct business. Once a quorum is established at a meeting, it shall not be broken by the withdrawal of enough votes to leave less than a quorum. Shares held by stockholders of record who are present at the meeting in person or by proxy are counted for purposes of determining whether a quorum exists. Abstentions and “broker non-votes” are also counted as present and entitled to vote for purposes of determining whether a quorum exists. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What Are The Voting Requirements To Approve A Proposal?

Election of directors

Director nominees will be elected by a plurality of votes cast, which means that the director nominees receiving the highest number of votes will be elected. In voting to elect nominees to the Board of Directors, stockholders may vote in favor of all the nominees or any individual nominee or withhold their votes as to all the nominees or any individual nominee. Only “FOR” and “WITHHOLD” votes will affect the outcome. Abstentions and broker non-votes will have no effect on Proposal 1.

Approval of non-binding advisory resolution on executive compensation

You may vote “FOR,” “AGAINST,” or “ABSTAIN” on the advisory vote to approve executive compensation. Approval requires the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the resolution. The outcome of this vote is not binding; however, the Board of Directors and the Compensation Committee will consider the outcome of the vote when developing and reviewing the future executive compensation plans. Abstentions and broker non-votes will have no effect on Proposal 2.

Adoption of amendments to the Plan to increase the number of authorized shares of common stock reserved for issuance under the Plan and to amend certain other terms of the Plan

You may vote “FOR,” “AGAINST,” or “ABSTAIN” on the approval of the Plan. If a quorum is present, adoption of the amendment requires that the number of votes cast at the meeting in favor of adoption exceeds the number of votes cast opposing adoption. Abstentions and broker non-votes will have no effect on Proposal 3.

Ratification of the selection of Kesselman & Kesselman as our independent auditor

You may vote “FOR,” “AGAINST,” or “ABSTAIN” on the ratification of the selection of Kesselman & Kesselman to serve as our principal independent registered public accounting firm for the fiscal year ending December 31, 2026. Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. Abstentions will have no effect on Proposal 4.

How Are My Votes Cast When I Sign And Return A Proxy Card?

When you sign the proxy card or submit your proxy by telephone or over the Internet, you appoint Dror Bashan, our President and Chief Executive Officer, and Gilad Mamlok, our Sr. Vice President and Chief Financial Officer, as your representatives at the meeting. Either Mr. Bashan or Mr. Mamlok will vote your shares at the meeting as you have instructed them on the proxy card. Each such person may appoint a substitute for himself.

Even if you plan to attend the meeting, it is a good idea to complete, sign, and return your proxy card or submit your proxy by telephone or over the Internet in advance of the meeting in case your plans change. This way, your shares will be voted by you whether or not you actually attend the meeting. We recommend arriving early to the meeting as there may be delays at the entrance to the meeting venue.

May I Revoke My Proxy?

If you give us your proxy, you may revoke it at any time before it is voted at the meeting. There will be no double counting of votes. You may revoke your proxy in any one of the following ways:

●	entering a new vote or by granting a new proxy card or new voting instruction bearing a later date (which automatically revokes the earlier instructions);
●	if your shares are held in street name, re-voting by Internet or by telephone as instructed above (only your latest Internet or telephone vote will be counted);
●	notifying our Corporate Secretary, Gilad Mamlok, in writing before the meeting that you have revoked your proxy; or
●	attending the meeting in person and voting in person. Attending the meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

Can My Broker Vote My Shares For Me?

A broker “non-vote” occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular matter because the matter is not routine and such broker or nominee does not have the discretionary voting authority to vote the shares for which it is the holder of record with respect to a particular matter at the meeting and such broker or nominee has not received instructions from the beneficial owner. Broker “non-votes,” and shares as to which proxy authority has been withheld with respect to any matter, are generally not deemed to be entitled to vote for purposes of determining whether stockholders’ approval of that matter has been obtained. Pursuant to New York Stock Exchange (“NYSE”) Rule 452, the uncontested election of directors (Proposal No. 1) and the approval of a non-binding advisory resolution on executive compensation (Proposal No. 2) and the adoption of amendments to the Plan (Proposal No. 3) are non-routine matters and, therefore, may not be voted upon by brokers without instructions from beneficial owners. Consequently, proxies submitted by brokers for shares beneficially owned by other persons may not, in the absence of specific instructions from such beneficial owners, vote the shares in favor of or withhold votes from such proposals at the brokers’ discretion. The ratification of the selection of Kesselman & Kesselman to serve as our principal independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 4) is a routine matter. Please complete your proxy and return it as instructed so your vote can be counted.

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

What If I Do Not Vote For Some Of The Matters Listed On My Proxy Card?

If you return your proxy card without indicating your vote, your shares will be voted for all of the nominees listed on the card; for the approval, on an advisory basis, of the executive compensation; for the adoption of amendments to the Plan; and for the ratification of the appointment of Kesselman & Kesselman.

Will My Shares Be Voted If I Do Not Return My Proxy Card And Do Not Attend The Annual Meeting?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the meeting as described above under “How Do I Vote?”.

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority to vote your shares on certain routine matters scheduled to come before the meeting even if it does not receive instructions from you. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire.

Is Voting Confidential?

Yes. Only the inspector of elections and our employees who have been assigned the responsibility for overseeing the legal aspects of the meeting and our proxy solicitors will have access to your proxy card. The inspector of elections will tabulate and certify the vote. Any comments written on the proxy card will remain confidential unless you ask that your name be disclosed.

What Are The Costs Of Soliciting These Proxies?

We will pay all of the costs of soliciting these proxies. Our officers, directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these officers, employees and directors no additional compensation for these services. We will ask banks, brokers, and other institutions, nominees, and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. We have engaged Alliance Advisors LLC to assist us in soliciting proxies for the meeting. We will pay Alliance Advisors a base fee of $10,000, plus reasonable out-of-pocket expenses, plus an additional fee based upon the number of contacts with stockholders made and work performed. We estimate the total amount payable to Alliance Advisors will be approximately $35,000.

Could Other Matters Be Decided At The Annual Meeting?

We do not know of any other matters that will be considered at the annual meeting. If any other matters arise at the meeting at or by the direction of the Board of Directors, the proxies will be voted at the discretion of the proxy holders.

What Happens If The Annual Meeting Is Postponed Or Adjourned?

Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

Do I Need A Ticket To Attend The Annual Meeting?

Yes, you will need an admission ticket or proof of ownership of common stock to enter the annual meeting. If you are a stockholder of record, your admission ticket is the bottom half of the proxy card sent to you. If you plan to attend the meeting, please so indicate when you vote and bring the ticket with you to the meeting. If your shares are held in the name of a bank, broker or other holder of record, your admission ticket is the left side of your voting information form. If you do not bring your admission ticket, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker is an example of proof of ownership. If you arrive at the meeting without an admission ticket, we will admit you only if we are able to verify that you are a stockholder of our Company. We recommend arriving early to the meeting as there may be delays at the entrance to the meeting venue.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of April 30, 2026, regarding beneficial ownership of our common stock:

●each person, if any, who is known by us to own beneficially more than 5% of our common stock;
●each director;
●each of our executive officers; and
●all of our directors and executive officers collectively.

Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by each of them. For purposes of this table, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from April 30, 2026 upon exercise of options, warrants and convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options to purchase shares of our common stock that are held by such person (but not those held by any other person) and that are exercisable within 60 days from such date have been exercised. The information set forth below is based upon information obtained from the beneficial owners, upon information in our possession regarding their respective holdings and upon information filed by the holders with the SEC. The percentages of beneficial ownership are based on 80,571,642 shares of our common stock outstanding as of April 30, 2026.

The address for all directors and officers is c/o Protalix BioTherapeutics, Inc., 2 Snunit Street, Science Park, P.O. Box 455, Carmiel 2161401, Israel.

	Amount and Nature of	Percentage of
Name and Address of Beneficial Owners	Beneficial Ownership	Class (%)
Board of Directors and Executive Officers
Eliot Richard Forster, Ph.D.(1)	89,822	*
Dror Bashan(2)	3,481,059	4.3
Amos Bar Shalev(3)	154,661	*
Shmuel “Muli” Ben Zvi, Ph.D.(4)	114,661	*
Pol F. Boudes, M.D.(5)	154,701	*
Christian Elze(6)	11,250	*
Gwen A. Melincoff(7)	154,661	*
Aharon Schwartz, Ph.D.(8)	457,661	*
Gilad Mamlok(9)	153,128	*
Yaron Naos(10)	804,538	*
All executive officers, directors, and nominees as a group (10 persons)(11)	5,576,142	6.7

* Less than 1%.

(1)Consists of 1,875 outstanding restricted shares of our common stock that are not subject to forfeiture within 60 days of April 30, 2026, 5,625 outstanding restricted shares of our common stock that are subject to forfeiture as of April 30, 2026 and 82,322 shares of our common stock issuable upon exercise of outstanding options within 60 days of April 30, 2026. Does not include 18,393 shares of our common stock underlying options that will not vest within 60 days of April 30, 2026.

(2)Consists of 188,516 outstanding shares of our common stock, 2,198,168 outstanding restricted shares of our common stock that are not subject to forfeiture within 60 days of April 30, 2026, 146,250 outstanding restricted shares of our common stock that are subject to forfeiture as of April 30, 2026 and 948,125 shares of our common stock issuable upon exercise of outstanding options within 60 days of April 30, 2026. Does not include 301,875 shares of our common stock underlying options that will not vest within 60 days of April 30, 2026.

(3)Consists of 1,875 outstanding restricted shares of our common stock that are not subject to forfeiture within 60 days of April 30, 2026, 5,625 outstanding restricted shares of our common stock that are subject to forfeiture as of April 30, 2026 and 147,161 shares of our common stock issuable upon exercise of outstanding options within 60 days of April 30, 2026. Does not include 19,515 shares of our common stock underlying options that will not vest within 60 days of April 30, 2026.

(4)Consists of 1,875 outstanding restricted shares of our common stock that are not subject to forfeiture within 60 days of April 30, 2026, 5,625 outstanding restricted shares of our common stock that are subject to forfeiture as of April 30, 2026 and 107,161 shares of our common stock issuable upon exercise of outstanding options within 60 days of April 30, 2026. Does not include 19,515 shares of our common stock underlying options that will not vest within 60 days of April 30, 2026.

(5)Consists of 40 outstanding shares of our common stock, 1,875 outstanding restricted shares of our common stock that are not subject to forfeiture within 60 days of April 30, 2026, 5,625 outstanding restricted shares of our common stock that are subject to forfeiture as of April 30, 2026 and 147,161 shares of our common stock issuable upon exercise of outstanding options within 60 days of April 30, 2026. Does not include 19,515 shares of our common stock underlying options that will not vest within 60 days of April 30, 2026.

(6)Consists of 1,875 outstanding restricted shares of our common stock that are not subject to forfeiture within 60 days of April 30, 2026, 5,625 outstanding restricted shares of our common stock that are subject to forfeiture as of April 30, 2026 and 3,750 shares of our common stock issuable upon exercise of outstanding options within 60 days of April 30, 2026. Does not include 11,250 shares of our common stock underlying options that will not vest within 60 days of April 30, 2026.

(7)Consists of 1,875 outstanding restricted shares of our common stock that are not subject to forfeiture within 60 days of April 30, 2026, 5,625 outstanding restricted shares of our common stock that are subject to forfeiture as of April 30, 2026 and 147,161 shares of our common stock issuable upon exercise of outstanding options within 60 days of April 30, 2026. Does not include 19,515 shares of our common stock underlying options that will not vest within 60 days of April 30, 2026.

(8)Consists of 303,000 outstanding shares of our common stock, 1,875 outstanding restricted shares of our common stock that are not subject to forfeiture within 60 days of April 30, 2026, 5,625 outstanding restricted shares of our common stock that are subject to forfeiture as of April 30, 2026 and 147,161 shares of our common stock issuable upon exercise of outstanding options within 60 days of April 30, 2026. Does not include 19,515 shares of our common stock underlying options that will not vest within 60 days of April 30, 2026.

(9)Consists of 3,631 outstanding shares of our common stock and 149,497 shares of our common stock issuable upon exercise of outstanding options within 60 days of April 30, 2026. Does not include 448,493 shares of our common stock underlying options that will not vest within 60 days of April 30, 2026.

(10)Consists of 12,955 outstanding shares of our common stock, 184,982 outstanding restricted shares of our common stock that are not subject to forfeiture within 60 days of April 30, 2026, 34,362 outstanding restricted shares of our common stock that are subject to forfeiture within 60 days of April 30, 2026 and 572,239 shares of our common stock issuable upon exercise of outstanding options within 60 days of April 30, 2026. Does not include 100,417 shares of our common stock underlying options that will not vest within 60 days of April 30, 2026.

(11)Consists of 508,142 outstanding shares of our common stock, 2,396,275 outstanding restricted shares of our common stock that are not subject to forfeiture within 60 days of April 30, 2026, 219,987 outstanding restricted shares of our common stock that are subject to forfeiture as of April 30, 2026 and 2,451,738 shares of our common stock issuable upon exercise of outstanding options within 60 days of April 30, 2026. Does not include 978,003 shares of our common stock underlying options that will not vest within 60 days of April 30, 2026.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our equity securities. We believe that all Section 16 filings requirements were met by our officers and directors during 2025. In making this statement, we have relied solely upon examination of the copies of Forms 3, 4, and 5, and written representations of our former and current officers and directors.

PROPOSAL 1: ELECTION OF DIRECTORS

At the annual meeting, our stockholders will be asked to elect or re-elect eight directors, each for a one-year term expiring at the next meeting of stockholders. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.

Our Board of Directors recommends that the persons named below be elected as directors of the Company and it is intended that the accompanying proxy will be voted for their election as directors, unless the proxy contains contrary instructions. Shares of common stock represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual nominee or for all nominees will be voted (unless one or more nominees are unable to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or the size of the Board of Directors will be fixed at a lower number.

Each of the nominees currently serves as a member of our Board of Directors. The directors are elected by a plurality of the votes cast by the stockholders present or represented by proxy and entitled to vote at the Annual Meeting.

Nominees for Election to the Board of Directors

The names of the nominees for election to the Board of Directors and certain information about such nominees are set forth below. For information concerning the number of shares of common stock beneficially owned by each nominee, see “Security Ownership of Certain Beneficial Owners and Management” above.

Name	Age	Position
Eliot Richard Forster, Ph.D.	60	Chairman of the Board
Dror Bashan	59	President and Chief Executive Officer, Director
Amos Bar Shalev	73	Director
Shmuel “Muli” Ben Zvi, Ph.D.	66	Director
Pol F. Boudes, M.D.	69	Director
Christian Elze	69	Director
Gwen A. Melincoff	74	Director
Aharon Schwartz, Ph.D.	83	Director

Re-Nominated Directors

Eliot Richard Forster, Ph.D. Dr. Forster joined our Board of Directors as its Chairman in September 2023. Dr. Forster has served as the Chief Executive Officer of Levicept Ltd., a privately-held, UK-based biotechnology company since November 2023. He has also served as a Non-Executive Director of Immatics NV (NASDAQ:IMTX) since September 2020, and as the Non-Executive Chairman of each of Ochre Bio, Ltd., a UK-based private biotechnology company since May 2023, Tessellate BIO NV., a Netherlands-based private biotechnology company, since September 2023 and Granite Bio Ag, a Swiss-based private biotechnology company, since December 2024. Commencing in September 2018, Dr. Forster served as the Chief Executive Officer of F-Star Therapeutics Ltd. (NASDAQ:FSTX) until its March 2023 sale to invoX Ltd. Prior to that, he served as Chief Executive Officer of Immunocure Ltd. from January 2015 through February 2018, Chief Executive Officer of Creabilis SA from May 2010 through January 2015 and President and Chief Executive Officer of Solace Pharmaceuticals Inc. from May 2007 through May 2010. He also served, from June 2018 through June 2024, as the Non-Executive Chairman of Avacta Group PLC (AIM:AVCT). Earlier in his career, he held positions at Pfizer Global Research & Development and Glaxo/GlaxoWellcome. Dr. Forster holds a B.Sc. (Hons) and a Ph.D. from the University of Liverpool and an MBA from the Henley Management College. He is an Honorary Visiting Professor at the University of Liverpool and at the University of Pavia. We believe Dr. Forster’s qualifications to serve on our Board of Directors include his established reputation for management and leadership in the life sciences field and his successful experience and industry relationships in the United States, European Union and Asia.

Dror Bashan. Mr. Bashan has served as our President and Chief Executive Officer and a director since June 2019. He has over 20 years of experience in the pharmaceutical industry with roles ranging from business development, marketing, sales and finance which provides him with both cross regional and cross discipline experience and a deep knowledge of the global pharmaceutical and health industries. From 1998 through 2018, he served in a number of senior positions at Teva Pharmaceutical Industries Ltd. (NYSE:TEVA; TASE:TEVA). Most recently, he served as Teva’s Senior Vice President, Global Business Development, and was involved in strategic alliances, cross-company strategic projects and the acquisition and divestiture of assets. Mr. Bashan holds a BA in Economics and Business Management and an MBA from the Tel Aviv University. We believe Mr. Bashan’s qualifications to serve on our Board of Directors includes his service as our President and Chief Executive Officer as well as his extensive experience in the life sciences and pharmaceutical industry on a global scale.

Amos Bar Shalev. Mr. Bar Shalev joined our Board of Directors in July 2008. Previously, Mr. Bar Shalev served as a director of Protalix Ltd. from 2005 through January 2008, and as our director from 2006 through January 2008. Mr. Bar Shalev brings to us extensive experience in managing technology companies. Since 2011, Mr. Bar Shalev has served on the Board of Directors of Interna Therapeutics Ltd. (formerly, Aposense Ltd.), a privately-held pharmaceutical company. He served on the Board of Directors of Sirvir Ltd., a privately held pharmaceutical company and subsidiary of Interna Therapeutics, from 2014 through its merger into Interna Therapeutics in November 2024. From 2004 through 2012, Mr. Bar Shalev served as a director of Technorov Holdings (1993) Ltd. and managed its portfolio. From 1997 through 2004, he was a Managing Director of TDA Capital Partners, a management company of the TGF (Templeton Tadiran) Fund. From 2004 through 2007, he was the President of Win Buyer Ltd. He has served on the Board of Directors of a number of Israeli publicly traded and privately-held Israeli companies including, among others, Ripple Ltd. (formerly, Steam CC Ltd.), Velox Ltd., NESS Ltd. (acquired by BioNess Inc.), Idanit (acquired by Scitex Corporation Ltd.), Objet Geometrix (merged with Stratasys, Inc. (NASDAQ:SSYS)), Verisity, Scitex Vision (acquired by Hewlett Packard (NYSE:HPE)), Golden Wings Investment Company Ltd., the venture capital fund of the Israeli Air Force Veterans Business Club, Win Buyer Ltd. and Sun Light Ltd. Mr. Bar Shalev holds a B.Sc. in Electrical Engineering from the Technion, Israel Institute of Technology and an MBA from the Tel Aviv University in 1981. He holds the highest award from the Israeli Air Force for technological achievements. We believe Mr. Bar Shalev’s qualifications to serve on our Board of Directors include his years of experience in the management of Israeli businesses.

Shmuel “Muli” Ben Zvi, Ph.D. Dr. Ben Zvi joined our Board of Directors in June 2022. In February 2026, he was appointed Chairman of the Board of Revolut Israel, the Israeli branch of Revolut Ltd., a privately-held global financial technology company. In addition, he has been a member of the Board of Directors of BATM Advanced Communications Ltd. (LSE:BVC; TASE:BVC) since December 2024. From August 2015 through December 2024, Dr. Ben Zvi served on the Board of Directors of Bank Leumi of Israel (TASE:LUMI), and was the Chairman of Bank Leumi’s Board from November 2023 through December 2024. He served on the Board of Directors of Vascular Biogenics Ltd. (NASDAQ:VBLT) from 2018 until its acquisition by Notable Labs, Inc. (NASDAQ:NTBL) in October 2023, and on the Board of Directors of Sol-Gel Technologies Ltd. (NASDAQ:SLGL), from February 2018 through November 2023. From 2004 through 2014, Dr. Ben Zvi served in a number of managerial positions at Teva Pharmaceutical Industries Ltd. (NYSE:TEVA; TASE:TEVA), the last two being Vice President, Strategy and Vice President, Finance. From 2000 through 2004, Dr. Ben Zvi was the financial advisor to the chief of general staff of the Israel Defense Forces and head of the budget department of the Israeli Defense Ministry. Dr. Ben Zvi holds a B.A. and an M.A., both cum laude, and a Ph.D. in economics, all from the Tel Aviv University, Israel. He also participated in the Harvard Business School Advanced Management Program (AMP) and in National Security & Political Science programs at the National Security College, Israel and Haifa University, Israel. Dr. Ben Zvi performed post-doctoral studies in Economics at the Massachusetts Institute of Technology. We believe Dr. Ben Zvi’s qualifications to serve on our Board of Directors include his years of experience in the management of public Israeli companies, including life science companies, and in particular his experience in financial and investment matters and participation on audit committees.

Pol F. Boudes, M.D. Dr. Boudes joined our Board of Directors in January 2020. He is a senior physician and chief medical officer with more than 25 years of experience in research and development, with a special emphasis on orphan drugs and translational medicine. In August 2024, Dr. Boudes was appointed Chief Medical Officer of Rectify Pharmaceuticals, Inc., a privately-held company focused on the development of Positive Functional Modulators (PFMs), a novel class of disease-modifying oral, small molecules specifically designed to rectify the dysfunction of membrane proteins. He also serves as an independent research and development consultant to other parties. From March 2020 through August 2024, he served as the Chief Medical Officer of Galectin Therapeutics Inc. (NASDAQ:GALT) where he advanced the development of belapectin for the treatment of liver cirrhosis. From April 2014 through October 2019, he served as the Chief Medical Officer of CymaBay Therapeutics, Inc. (NASDAQ:CBAY) where he led the development of treatments for rare liver diseases, including seladelpar for primary biliary cholangitis. Dr. Boudes was also Chief Medical Officer at Amicus Therapeutics Inc. (NASDAQ:FOLD) from 2009 through 2013 where he was instrumental in the development of migalastat (Galafold®) for the treatment of Fabry disease, as well as treatments for Pompe disease and Gaucher disease. He has served in various roles at Berlex Laboratories (acquired by Bayer HealthCare Pharmaceuticals), Wyeth-Ayerst Research, Hoffmann-La Roche and Pasteur-Merieux Serums & Vaccines. Dr. Boudes holds an M.D. from the University of Aix-Marseilles, France and has specialized in Endocrinology and Metabolic Diseases, Internal Medicine, and Geriatric diseases. We believe Dr. Boudes’ qualifications to serve on our Board of Directors include his vast experience and knowledge of the research and development of pharmaceuticals.

Christian Elze. Mr. Elze joined our Board of Directors in June 2025. He founded Catenion GmbH, a global science-driven strategy consulting firm focused on biopharmaceutical innovation, in 2003 where he served as a Senior Partner. He retired from Catenion in 2024. Since January 2024, he has been serving as a member of the Scientific Advisory Board of Recordati Industria Chimica e Farmaceutica S.p.A., a global pharmaceutical company headquartered in Italy (XMIL:REC), and as an observer on the Board of Directors of Pangea Biomed Ltd., a privately-held Israeli company. Mr. Elze is also a co-founder and Board Member of the Japanese Foundation for Rare Disease Research, a not-for-profit venture incorporated in Tokyo, Japan in December 2025. Mr. Elze holds an MBA from Columbia University and a B.Sc., Economics, from the London School of Economics. We believe Mr. Elze’ qualifications to serve on our Board of Directors include his experience in the global biopharmaceutical industry for over 30 years and his vast experience and knowledge of the research and development of pharmaceuticals.

Gwen A. Melincoff. Ms. Melincoff joined our Board of Directors in January 2020. She is a seasoned business development and venture professional with over 25 years of deal-making and management experience in the biotechnology and pharmaceutical industries. Her experience spans public and private company boards, venture financing, business development, licensing, mergers and acquisitions, research operations, marketing, product management and project management. Ms. Melincoff has served on the Board of Directors of Gain Therapeutics, Inc. (NASDAQ:GANX), since March 2021. She also serves in an advisory capacity at a number of pharmaceutical companies. From August 2017 through May 2025 she served on the Board of Directors of Collegium Pharmaceutical, Inc. (NASDAQ:COLL), from April 2019 through June 2024 she served on the Board of Directors of Soleno Therapeutics, Inc. (NASDAQ:SOLN), from April 2017 through June 2020, she served on the Board of Directors of Photocure ASA, from January 2017 through January 2019, she served on the Board of Directors of Kamada Ltd. (NASDAQ:KMDA, TASE:KMDA), and from June 2014 through November 2016, she served on the Board of Directors of Tobira Therapeutics Inc. (acquired by Allergan plc). From August 2014 through September 2016, Ms. Melincoff served as Vice President of Business Development at BTG International Inc. Prior to that, she was Senior Vice President of Corporate Development at Shire Plc. Additionally, she led the Shire Strategic Investment Group, the venture capital arm of Shire Plc. Ms. Melincoff was Vice President of Business Development at Adolor Corporation and held executive positions at Eastman Kodak for over ten years in a number of their health care companies. Ms. Melincoff holds a B.S. in Biology from The George Washington University and an M.S. in Management and Health Care Administration from Pennsylvania State University. Ms. Melincoff has also attained the designation of Certified Licensing Professional (CLP™) and was named to the “Top Women in Biotech 2013” by Fierce Biotech and to the Powerlist 100 of Corporate Venture Capital in 2012 and 2013. We believe Ms. Melincoff’s qualifications to serve on our Board of Directors include her years of experience at pharmaceutical companies, particularly with respect to business development.

Aharon Schwartz, Ph.D. Dr. Schwartz joined our Board of Directors in November 2014. He retired from Teva Pharmaceutical Industries Ltd. (NYSE:TEVA; TASE:TEVA) in 2011, where he served in a number of positions from 1975 through 2011, the most recent being Vice President, Head of Teva Innovative Ventures. Dr. Schwartz was a founder of BiolineRx Ltd. (NASDAQ:BLRX, TASE:BLRX) in 2004, and has served as the chairman of its Board of Directors since its founding. He also works as an independent consultant. From May 2015 through March 2020, he served as a member of the Board of Directors of Foamix Pharmaceuticals Ltd. (Nasdaq:FOMX), which was acquired by Menlo Therapeutics Inc. (NASDAQ:MNLO), and from January 2013 through November 2017, he served as a member of the Board of Directors of Alcobra Ltd., which is now called Arcturus Therapeutics Ltd. (NASDAQ:ARCT). Dr. Schwartz holds a Ph.D. in organic chemistry from the Weizmann Institute of Science, Israel, an M.Sc. in organic chemistry from the Technion, Israel Institute of Technology and a B.Sc. in chemistry and physics from the Hebrew

University of Jerusalem. Dr. Schwartz received a second Ph.D. in 2014 from the Hebrew University of Jerusalem in the history and philosophy of science. We believe Dr. Schwartz’s qualifications to serve on our Board of Directors include his years of experience at life science companies.

Our Board of Directors recommends that stockholders vote “FOR” the election of all director nominees named in this “Proposal 1: Election of Directors.”

Corporate Governance and Independent Directors

In compliance with the listing requirements of the NYSE American, we have a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor for developments in the area of corporate governance to ensure we are in compliance with the standards and regulations required by the NYSE American. A summary of our corporate governance measures follows.

Independent Directors

We believe a majority of the members of our Board of Directors are independent from management. When making determinations from time to time regarding independence, the Board of Directors will reference the listing standards adopted by the NYSE American as well as the independence standards set forth in the Sarbanes-Oxley Act of 2002, or the SOX, and the rules and regulations promulgated by the SEC under that Act, as well as other factors which could assist our Board of Directors and its committees in determining that a director will have no material relationship with us that could compromise that director’s independence.

Under the rules of the NYSE American, a director of our Company will only qualify as an “independent director” if, among other things, in the opinion of our Board of Directors, that person does not have a material relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board of Directors has determined that neither Dr. Forster, Mr. Bar Shalev, Dr. Ben Zvi, Dr. Boudes, Ms. Melincoff, nor Dr. Schwartz has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each such non-employee director is an “independent director” as defined under the rules of the NYSE American and the SEC. In addition, the Board of Directors has determined that all members of the Audit and Finance Committee meet the independence requirements set forth in Section 803B(2) of the NYSE American Company Guide and Section 10A(m)(3) of the Exchange Act, and that all members of the Compensation Committee meet the independence requirements set forth in Rule 805(c) of the NYSE American Listed Company Guide.

The position of Chairman of the Board is not held by our chief executive officer at this time. The Board of Directors does not have a policy mandating the separation of these functions. We believe it is in our best interest that Dr. Forster serve as the chairman of our Board of Directors. This decision was based on Dr. Forster’s established reputation for management and leadership in the life sciences field and his successful experience and industry relationships in the United States, Europe, and Asia. Our non-management directors hold formal meetings, separate from management, at least twice per year.

The Board’s Role in Risk Oversight

Our Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of business objectives, including organizational and strategic objectives, to improve long-term organizational performance and enhance stockholder value. The involvement of our Board of Directors in setting our business strategy is a key part of its assessment of management’s plans for risk management and its determination of what constitutes an appropriate level of risk for the Company. The participation of our Board of Directors in our risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal, and regulatory, and strategic and reputational risks. While the full Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board of Directors also have responsibility for risk management. For example, financial risks, including internal controls, are overseen by the Audit and Finance Committee and risks that may be implicated by our executive compensation programs are overseen by the Compensation Committee. Upon identification of a risk, the assigned committee or our full Board of Directors discuss or review risk management and risk mitigation strategies. Additional review or reporting on enterprise risks is conducted as needed or as requested by our Board of Directors or a committee thereof.

Board and Committee Meetings

Our Board of Directors has an Audit and Finance Committee, a Compensation Committee and a Nominating Committee. The membership of each committee is as follows:

Committee	Chairman	Membership
Audit and Finance Committee	Shmuel “Muli” Ben Zvi, Ph.D.	Shmuel “Muli” Ben Zvi, Ph.D., Amos Bar Shalev, and Aharon Schwartz, Ph.D.
Compensation Committee	Amos Bar Shalev	Amos Bar Shalev, Shmuel “Muli” Ben Zvi, Ph.D., and Aharon Schwartz, Ph.D.
Nominating Committee	Amos Bar Shalev	Amos Bar Shalev, Eliot Richard Forster, Ph.D., and Aharon Schwartz, Ph.D.

During the year ended December 31, 2025, there were six meetings of our Board of Directors, five meetings of the Audit and Finance Committee, one of which was a joint meeting with the Compensation Committee, and two meetings of the Compensation Committee, one of which was a joint meeting with the Nominating Committee. Our non-management directors hold meetings separate from management at least twice per year. All of our current directors that served on our Board of Directors during the year ended December 31, 2025 attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of the Board of Directors on which they served.

The primary functions of each committee are as follows:

Audit and Finance Committee

Our Board of Directors has determined that Dr. Ben Zvi, Mr. Bar Shalev, and Dr. Schwartz are “independent” for purposes of membership on the Audit and Finance Committee pursuant to Section 803B(2) of the NYSE American Company Guide and Section 10A(m)(3) of the Exchange Act. We require that all Audit and Finance Committee members possess the required level of financial literacy and at least one member of the Audit and Finance Committee meet the current standard of requisite financial management expertise as required by the NYSE American and applicable rules and regulations of the SEC.

Our Audit and Finance Committee operates under a formal charter that governs its duties and conduct. A current copy of the Audit and Finance Committee Charter is available on our website at http://www.protalix.com.

All members of the Audit and Finance Committee are independent from our executive officers and management.

Our independent registered public accounting firm reports directly to the Audit and Finance Committee.

Our Audit and Finance Committee meets with management and representatives of our registered public accounting firm prior to the filing of officers’ certifications with the SEC to receive information concerning, among other things, effectiveness of the design or operation of our internal controls over financial reporting, as required by Section 404 of SOX.

Our Audit and Finance Committee has adopted a Policy for Reporting Questionable Accounting and Auditing Practices and Policy Prohibiting Retaliation against Reporting Employees to enable confidential and anonymous reporting of improper activities to the Audit and Finance Committee.

Dr. Ben Zvi, Mr. Bar Shalev, and Dr. Schwartz each qualify as “audit committee financial experts” under the applicable rules of the SEC. In making the determination as to these individuals’ status as audit committee financial experts, our Board of Directors determined they have accounting and related financial management expertise within the meaning of the aforementioned rules, as well as the listing standards of the NYSE American.

Compensation Committee

Our Board of Directors has determined that Mr. Bar Shalev, Dr. Ben Zvi, and Dr. Schwartz are “independent” for purposes of membership on the Compensation Committee pursuant to Section 805(c) of the NYSE American Company Guide. The Compensation Committee, either as a committee or together with the other independent directors, annually reviews the Company’s corporate goals and objectives relevant to CEO compensation, evaluates the CEO’s performance in light of such goals and objectives and reviews the CEO’s compensation. In addition, the Compensation Committee annually reviews and make recommendations to the Board with respect to non-CEO executive officer compensation and Board compensation.

The Compensation Committee administers the Plan, reviews and approves any new equity compensation plan and material amendments or modifications to an existing or new plan, subject always to applicable shareholder approval requirements. The Compensation Committee approves stock option awards and other similar types of awards. or otherwise determined to be appropriate or desirable by the Compensation Committee or the Board of Directors.

Our Compensation Committee operates under a formal charter that governs its duties and conduct. A current copy of the Compensation Committee Charter is available on our website at http://www.protalix.com.

Nominating Committee

The Nominating Committee is responsible for assisting our Board of Directors in selecting nominees for election to the Board of Directors and monitoring the composition of the Board of Directors. A current copy of the Nominating Committee Charter is available on our website at http://www.protalix.com.

Although our Board of Directors does not have a formal policy requiring the Nominating Committee to consider the diversity of directors in its nomination process, when considering potential new directors, the Nominating Committee reviews individuals from various disciplines and backgrounds, and consider the following qualifications: broad experience in business, finance or administration; familiarity with national business matters; familiarity with our industry; independence; and prominence and reputation. The committee seeks nominees with a broad diversity of experience, professions, education, skills and backgrounds with a view to having a Board of Directors that represents a diversity of views, experiences, and backgrounds. After making such a review, the Nominating Committee submits the nomination to the full Board of Directors for approval.

Stockholders’ nominations for election to the Board of Directors at the 2027 Annual Meeting of Stockholders must be submitted in writing to Gilad Mamlok, Corporate Secretary, not earlier than 45 days prior to the one-year anniversary of the mailing date of this proxy statement and not later than 75 days prior to the one-year anniversary of the mailing date of this proxy statement. The public announcement of a postponement or adjournment of an annual meeting will not commence a new time period for the giving of a stockholder’s notice as described above. Such written notice must include the following information: (i) name, age, business address and residence address of the nominee; (ii) the principal occupation or employment of the nominee; (iii) the class and number of shares of our Company beneficially owned by the nominee; and (iv) any other information relating to the nominee that would be required to be disclosed in solicitations for proxies for elections of directors pursuant to Regulation 14A of the Exchange Act. The written notice must also include the following information with respect to each stockholder delivering such notice: (i) the name and record address of such stockholder; and (ii) the class and number of shares of our Company beneficially owned by the stockholder. Lastly, the written notice must include certain information relating to any derivative or hedging transactions by the stockholder delivering such notice and its Stockholder Associated Persons, as defined in our By-Laws, and other arrangements with other parties regarding our securities, as presented in detail in our By-Laws. Stockholders can mail any such recommendations, including the criteria outlined above, to Gilad Mamlok, Corporate Secretary, Protalix BioTherapeutics, Inc., 2 University Plaza, Suite 100, Hackensack, NJ 07601.

To comply with the SEC’s universal proxy rules, a stockholder who intends to solicit proxies in support of director nominees other than our nominees must provide notice to us that sets forth the information required by

Rule 14a-19 under the Exchange Act no later than April 26, 2027 (or, if the 2027 Annual Meeting of Stockholders is held more than 30 days before or after June 25, 2027, then no later than the later of 60 days prior to the 2027 Annual Meeting of Stockholders or the 10th day following the day on which we first publicly announce the date of the 2027 Annual Meeting of Stockholders).

Contacting the Board of Directors

Stockholders who wish to communicate with the Board of Directors may do so by mailing any such communications to Gilad Mamlok, Corporate Secretary, Protalix BioTherapeutics, Inc., 2 University Plaza, Suite 100, Hackensack, NJ 07601. All communications are distributed to the Board of Directors, as appropriate, depending upon the facts and circumstances outlined in the communications received. For example, if any complaints regarding accounting and/or auditing matters are received, they may be forwarded by our Corporate Secretary to the Audit and Finance Committee for review.

Policy Governing Director Attendance at Annual Meetings of Stockholders

We have no formal policy regarding attendance by our directors at annual stockholders meetings, although we encourage such attendance and anticipate most of our directors will attend these meetings. Mr. Bar Shalev and Mr. Bashan participated in our 2025 annual meeting of stockholders.

Compensation of Directors

The following table sets forth information with respect to compensation of our non-employee directors during fiscal year 2025.

	Fees Earned or	Option	All Other
Name	Paid in Cash ($)	Award(s) ($)	Compensation	Total ($)
Eliot Richard Forster, Ph.D.	70,000	29,575	-	99,575
Amos Bar Shalev	45,000	26,708	-	71,708
Shmuel “Muli” Ben Zvi, Ph.D.	45,000	26,341	-	71,341
Pol F. Boudes, M.D.	45,000	26,708	-	71,708
Christian Elze	11,250	8,826	-	20,076
Gwen A. Melincoff	45,000	26,708	-	71,708
Aharon Schwartz, Ph.D.	45,000	26,708	-	71,708

Effective January 1, 2026, the annual cash retainer payable to the non-executive members of the Board of Directors, other than the Chairman of the Board of Directors, was increased to be $60,000 and the annual cash retainer payable to Chairman of the Board of Directors was increased to $95,000. All such retainers are payable on a quarterly basis.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee or any executive officer of the Company or of Protalix Ltd. has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity. No Compensation Committee member is or was an officer or employee of the Company or of Protalix Ltd. or had any relationship that constituted a related party transaction. Further, none of our executive officers serves on the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Code of Business Conduct and Ethics

Our Code of Business Conduct and Ethics includes provisions ranging from restrictions on gifts to conflicts of interest. All of our employees and directors are bound by this Code of Business Conduct and Ethics. Violations of our Code of Business Conduct and Ethics may be reported to the Audit and Finance Committee.

The Code of Business Conduct and Ethics includes provisions applicable to all of our employees, including senior financial officers and members of our Board of Directors and is posted on our website (www.protalix.com). We intend to post amendments to or waivers from any such Code of Business Conduct and Ethics.

Insider Trading, Prohibition on Short-term, Speculative Transactions

Our Insider Trading and Blackout Policy includes restrictions regarding the timing and types of transactions in our securities by our directors, officers, including our Named Executive officers, and other employees. The policy also applies to the Company itself when conducting transactions in its own securities. Our directors, officers, and certain other designated employees are prohibited from trading during blackout periods (during the period from and including the close of business on the seventh day prior to the end of the third month of each quarter and ends on the opening of the second business day following our filing with the SEC of the Company’s quarterly or annual financial reports or earlier public release of quarterly or annual financial information) and without the clearance of our Compliance Officer. In addition, the policy provides that none of our directors, officers or other employees may engage in the following transactions: (i) purchasing our securities on margin or borrow against our securities held in a margin account; (ii) pledging our securities as collateral; (iii) short sales; (iv) buying or selling puts or calls in connection with our securities; (v) engaging in derivative transactions relating to our securities (e.g., exchange traded options, etc.); and (vi) engaging in any other hedging transactions related to the our securities. Furthermore, the policy sets forth requirements for our directors, officers and other employees to purchase or sell our securities under certain pre-planned trading programs adopted to purchase or sell securities in the future, in compliance with Rule 10b5-1 under the Exchange Act. A copy of our Insider Trading and Blackout Policy is set forth as Exhibit 19 to our Annual Report on Form 10-K.

MANAGEMENT

Our 2025 executive officers, their ages and positions, and other information are as follows:

Name	Age	Position
Dror Bashan	59	President and Chief Executive Officer
Gilad Mamlok	57	Sr. Vice President, Chief Financial Officer, Treasurer and Secretary
Yaron Naos	62	Sr. Vice President, Operations

The biographical information for Mr. Bashan is set forth above under “Proposal 1: Election of Directors.”

Gilad Mamlok. Mr. Mamlok has served as our Senior Vice President and Chief Financial Officer since August 2025. He brings to Protalix three decades of experience in healthcare and technology companies with an extensive background in capital markets transactions, mergers and acquisitions, business development and investor relations as well as in corporate governance matters. In March 2026, he was appointed to the Board of Directors of Ellomay Capital Ltd. (NYSE American:ELLO) (TASE:ELLO), a renewable energy and power generator and developer of renewable energy and power projects in Europe, Israel and the USA. Prior to joining Protalix, from July 2024 through July 2025, he served as the Chief Financial Officer of TytoCare Ltd., a privately-held company in the remote healthcare space. From February 2017 through July 2024, Mr. Mamlok served as the Chief Financial Officer of Sol-Gel Technologies Ltd. In this role, he was responsible for an initial public offering and other capital markets transactions, as well as in-licensing and out-licensing transactions. Prior to his role at Sol-Gel, he served in other medical device companies, including Given Imaging which was acquired by Covidien plc in 2014. Mr. Mamlok holds a BA in Economics, magna cum laude, and a Master’s degree in Business/Managerial Economics, both from the Tel Aviv University.

Yaron Naos. Mr. Naos joined Protalix in 2004, originally as a Senior Director for Operations and later as Vice President for Production, and became our Senior Vice President, Operations in 2018. In March 2026, Mr. Naos became our Chief Operating Officer. He has a wealth of hands-on experience and knowledge in the field of pharmaceutical development. Prior to joining Protalix, he served for a decade as R&D Product Manager at Dexxon Pharmaceutical Co., one of Israel’s largest pharmaceutical companies, where he was responsible for technology transfer from R&D to production, and in charge of R&D activities that led to the commercialization of many products. Later, Mr. Naos was plant manager of Medibrands Pharmaceutical Company, as well as logistics manager of Mediline for period of four years, where he was responsible for all operational activities, from procurement to distribution. Mr. Naos holds a B.Sc. in Food Engineering and Biotechnology from the Technion-Israel Technology Institute and an MBA from Haifa University.

Family Relationships

There are no family relationships among directors or executive officers of our Company.

Executive Compensation

The primary goals of the Compensation Committee of our Board of Directors with respect to executive compensation are to attract and retain the most talented and dedicated executives possible, to tie annual and long-term cash and stock incentives to achievement of specified performance objectives, and to align executives’ incentives with stockholder value creation. To achieve these goals, the Compensation Committee may implement and maintain compensation plans that tie a portion of executive officers’ overall compensation to key strategic goals such as developments in our clinical path, the establishment of key strategic collaborations, the build-up of our pipeline and the strengthening of our financial position. The Compensation Committee evaluates individual executive performance with a goal of setting compensation at levels the committee believes are comparable with executives in other companies of similar size and stage of development operating in the biotechnology industry while taking into account our relative performance and our own strategic goals.

Elements of Compensation

Executive compensation consists of following elements:

Base Salary. Base salaries for our executive officers are established based on the scope of their responsibilities taking into account competitive market compensation paid by other companies for similar positions. Generally, we believe that executive base salaries should be targeted near the median of the range of salaries for executives in similar positions with similar responsibilities at comparable companies. The Compensation Committee convenes from time to time to evaluate present and future executive compensation, which evaluation generally includes an evaluation of the peer group considered in analyzing executive compensation. The Compensation Committee intends to continue reviewing and revising the peer group periodically to ensure that it continues to reflect companies similar to the Company in size and development stage. The Compensation Committee also reviews executive compensation reports and an analysis of publicly-traded biotechnology companies prepared by third party experts from a well-known consulting firm for additional data and other information regarding executive compensation for comparative purposes.

Base salaries are usually reviewed annually, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, and experience. In March 2026, the Compensation Committee increased Mr. Bashan’s monthly salary to NIS 120,175 and Mr. Naos’ monthly salary to NIS 70,000. The base salaries of each of our President and Chief Executive Officer, our current Senior Vice President and Chief Financial Officer, our former Senior Vice President and Chief Financial Officer, and our Senior Vice President, Chief Operating Officer, who we refer to collectively as the “Named Executive Officers,” are discussed herein.

Annual Bonus. The Compensation Committee has the authority to award discretionary annual bonuses to our executive officers. Discretionary annual bonus awards are intended to compensate officers for achieving financial, clinical, regulatory, and operational goals and for achieving individual annual performance objectives. For any given year, the compensation objectives vary, but relate generally to strategic factors such as developments in our clinical path, the establishment of key strategic collaborations, the build-up of our pipeline and financial factors such as capital raising. Bonuses are awarded generally based on corporate performance, with adjustments made within a range for individual performance, at the discretion of the Compensation Committee. The Compensation Committee determines, on a discretionary basis, the size of the entire bonus pool and the amount of the actual award to each Named Executive Officer.

The Compensation Committee selects, in its discretion, the executive officers of the Company or our subsidiary who are eligible to receive bonuses for any given year. Any bonus granted by the Compensation Committee will generally be paid upon the achievement of one or more specific milestones, subject to certain terms and conditions. The Compensation Committee has not fixed a minimum or maximum award for any executive officer’s annual discretionary bonus. Each of our executive officers is eligible for a discretionary annual bonus under his or her employment agreement.

During the year ended December 31, 2025, our Board of Directors determined that the Named Executive Officers and other officers and employees of the Company were entitled to certain cash bonuses as compensation for their efforts and executions during calendar year 2024. Important achievements by the Company during calendar year 2024 considered by the Board of Directors included the following:

●Increased revenues generated from of all three of the Company’s revenue sources;
●Secured sufficient liquidity while fully repaying the then outstanding convertible notes;
●Finalized our strategic path;
●Strengthened our Research & Development team and capabilities;
●Successfully completed first-in-humans Phase 1 clinical trial of PRX-115 (PEGylated Uricase for the treatment of uncontrolled Gout);

●Obtained approvals to increase the total shares available for issuance under the Plan;
●Strengthened and improved the positive workplace environment; and
●Continuous uninterrupted operations despite the current geopolitical situation in Israel.

Based on the foregoing, in 2025 the Compensation Committee after consultation with the Board of Directors, resolved to grant certain cash bonuses to certain Named Executive Officers and other officers and employees of the Company for their efforts during 2024. The bonuses included NIS 983,250, or nine monthly salaries, to Mr. Bashan, NIS 480,000, or six monthly salaries, to Mr. Rubin, and NIS 327,750, or approximately five monthly salaries, to Mr. Naos.

Options and Share-Based Compensation. Our Plan authorizes us to grant options to purchase shares of common stock, restricted stock and other securities to our employees, directors and consultants. Our Compensation Committee is the administrator of the Plan. Stock option or other grants are generally made at the commencement of employment and following a significant change in job responsibilities or to meet other special retention or performance objectives. The Compensation Committee reviews and approves stock option and other awards to executive officers based upon a review of competitive compensation data, its assessment of individual performance, a review of each executive’s existing long-term incentives, and retention considerations. The exercise price of stock options granted under the Plan must be equal to at least 100% of the fair market value of our common stock on the date of grant.

During the year ended December 31, 2025, the Compensation Committee granted to Mr. Bashan 340,000 shares of restricted stock and options to purchase 195,000 shares of common stock with an exercise price equal to $1.64 per share; to Mr. Naos 50,000 shares of restricted stock and options to purchase 25,000 shares of common stock with an exercise price equal to $1.64 per share; and to Mr. Mamlok options to purchase 597,990 shares of common stock with an exercise price equal to $1.45 per share. The options were granted to Mr. Mamlok upon his joining the Company. All of the foregoing restricted stock and options to purchase common stock vest quarterly in 12 equal increments over a three-year period commencing upon the date of grant, subject to certain terms and conditions.

Severance and Change in Control Benefits. The Compensation Committee granted the following payments that would be payable in connection with a change of control: $1.0 million to the President and Chief Executive Officer, $400,000 to Mr. Naos, and, to Mr. Mamlok, an amount equal to twelve (12) months’ cost of his then applicable salary. Such payments are subject to certain terms and conditions. In addition to the foregoing, pursuant to the employment agreements entered into with each of our Named Executive Officers, each Named Executive Officer, while employed by the Company, is entitled to be insured by Protalix Ltd. under a Manager’s Policy in lieu of severance. The intention of such Manager’s Policies is to provide the Israel-based officers with severance protection of one month’s salary for each year of employment. In addition, the stock options and restricted stock granted to each of our Named Executive Officers provide that all of such instruments are subject to accelerated vesting immediately upon a change in control of the Company.

Other Compensation. Consistent with our compensation philosophy, we intend to continue to maintain our current benefits for our executive officers; however, the Compensation Committee in its discretion may revise, amend, or add to the officer’s executive benefits if it deems it advisable. As an additional benefit to all of our Israel-based Named Executive Officers and for most of our employees, we contribute to certain funds amounts equaling a total of approximately 15% of their respective gross salaries for certain pension and other savings plans for the benefit of the Named Executive Officers and other employees. In addition, in accordance with customary practice in Israel, our Israel-based executives’ agreements require us to contribute towards their vocational studies, and to provide annual recreational allowances, a company car and a company phone. We believe these benefits are currently equivalent with the median compensation levels at comparable companies.

Executive Compensation. We refer to the “Summary Compensation Table” set forth below for information regarding the compensation earned during the fiscal year ended December 31, 2025 by our Named Executive Officers.

Summary Compensation Table

The following table sets forth a summary for the fiscal years ended December 31, 2025 and 2024, respectively, of the cash and non-cash compensation awarded, paid or accrued by us or Protalix Ltd. to our Named Executive Officers. There were no restricted stock awards, long-term incentive plan payouts or other compensation paid during fiscal years December 31, 2025 and 2024 by us or Protalix Ltd. to the Named Executive Officers, except as set forth below. All of the Named Executive Officers are employees or former employees of our subsidiary, Protalix Ltd. All currency amounts are expressed in U.S. dollars.

					Option	All Other
		Salary	Bonus	Stock	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)	Awards ($)	($)(1)	($)(2)	($)
Dror Bashan	2025	401,836	279,491	190,015	169,017	126,575	1,166,934
President and Chief Executive Officer	2024	374,108	-	918,318	118,803	116,563	1,527,792
Gilad Mamlok (3)	2025	133,919	-	-	229,729	41,577	405,225
Senior Vice President and Chief Financial Officer
Eyal Rubin	2025	240,576	181,208	183,393	31,452	195,832	832,461
Senior Vice President and Chief Financial Officer	2024	287,363	130,399	288,669	55,441	97,594	859,466
Yaron Naos (4)	2025	232,784	90,115	77,804	79,826	95,240	575,769
Senior Vice President, Chief Operating Officer	2024	215,546	95,083	166,353	77,135	85,842	639,959
(1)Amounts in this column represent the grant date fair value of the option awards as computed in accordance with ASC 718, not including any estimates of forfeitures related to service-based vesting conditions. See Note 8(c) “Stock based compensation,” of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2025 for a discussion of assumptions we made in determining the grant date fair value of our option awards for the fiscal years ended December 31, 2024 and 2025.
(2)Includes employer contributions to pension and/or insurance plans and other miscellaneous payments.
(3)Mr. Mamlok joined the Company in July 2025 and succeeded Mr. Rubin as our Sr. Vice President and Chief Financial Officer in August 2025. Mr. Rubin continued to serve as an employee of the Company for transition purposes until September 22, 2025.
(4)Mr. Naos was promoted to Sr. Vice President, Chief Operating Officer in March 2026.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to the Named Executive Officers concerning outstanding equity awards as of December 31, 2025.

	Option Awards				Stock Awards
	Number	Number			Number	Market value
	of Securities	of Securities			of shares	of shares
	Underlying	Underlying			or units	or units
	Unexercised	Unexercised			of stock	of stock
	Options	Options	Option Exercise	Option Expiration	that have	that have
Name	Exercisable (#)	Unexercisable (#)	Price ($)	Date	not vested (#)	not vested ($)
Dror Bashan					178,750	321,750
	160,000	-	4.69	6/30/2029
	609,375	140,625	1.03	9/7/2032
	28,333	311,667	1.64	9/3/2035
Gilad Mamlok					-	-
	49,832	548,158	1.45	7/20/2035
Eyal Rubin					-	-
	80,000	-	2.00	10/6/2026

Yaron Naos					69,753	125,555
	60,000	-	5.60	9/13/2028
	122,656	-	3.59	8/11/2030
	276,250	63,750	1.03	9/7/2032
	41,667	58,333	1.10	9/23/2034
	4,167	45,833	1.64	9/3/2035

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” and certain financial performance of our Company.

			Average		Value of Initial
			Summary	Average	Fixed $100
	Summary		Compensation	Compensation	Investment Based
	Compensation	Compensation	Table Total for	Actually Paid to	On Total
	Table Total for	Actually paid to	Non-CEO NEOs	Non-CEO NEOs	Stockholder
Year	Mr. Bashan (1)	Mr. Bashan (2)	(3)	(4)	Return (5)	Net Income (loss) (6)
2025	$1,166,934	$1,524,580	$604,485	$735,352	$95.74	$(6,604,000)
2024	$1,527,792	$524,655	$749,713	$488,529	$105.62	$2,932,000
2023	$2,684,941	$3,186,324	$902,702	$1,094,613	129.93	$8,312,000
(1)The dollar amounts reported are the amounts reported in the “Total” column of the Summary Compensation Table for Mr. Bashan, our President and Chief Executive Officer.
(2)The dollar amounts reported represent the amount of “compensation actually paid” to Mr. Bashan, as computed in accordance with SEC regulations. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Bashan during the applicable year. In accordance with SEC regulations, the following adjustments were made to Mr. Bashan’s total compensation to determine the compensation actually paid:

		Less: Summary
	Summary	Compensation		Equals:
	Compensation	Table Reported		Compensation
	Table Total for	Value of Equity	Plus: Equity Award	Actually paid to
Year	Mr. Bashan	Awards (a)	Adjustments (b)	Mr. Bashan
2025	$1,166,934	$359,032	$716,678	$1,524,580
2024	$1,527,792	$1,037,121	$33,984	$524,655
2023	$2,684,941	$1,308,118	$1,809,501	$3,186,324
(a)Represents the aggregate grant-date fair value of equity awards as reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)The equity award adjustments for each applicable year were as set forth in the table below. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Fair Value
					at the End	Value of
					of the Prior	Dividend
		Year over Year	Year End		Year of	Equivalents
		Change in fair	Fair Value	Year over Year	Equity	Accrued or
		Value of	of Vested	Change in Fair	Awards that	other Earnings
	Year End Fair	Outstanding	Equity	Value of Equity	Failed to	Paid on Stock
	Value of Unvested	and Unvested	Awards	Awards Granted	Meet	Awards not
	Equity Awards	Equity Awards	Granted in	in Prior Years	Vesting	Otherwise	Total Equity
	Granted in the	Granted in	the Covered	that Vested in the	Conditions	Reflected in	Award
Year	Covered Year	prior Years	Year	Year	in the Year	Fair Value	Adjustments
2025	$670,505	$(19,690)	$58,641	$7,222	$—	$—	$716,678
2024	$—	$5,049	$329,950	$(301,015)	$—	$—	$33,984
2023	$934,501	$210,735	$505,750	$158,515	$—	$—	$1,809,501

(3)The dollar amounts reported represent the average of the amounts reported for our Named Executive Officers as a group (excluding our CEO) in the “Total” column of the Summary Compensation Table in each applicable year. The Named Executive Officers included for purposes of calculating the average amounts are Mr. Mamlok, Mr. Naos, and Mr. Rubin.

(4)The dollar amounts reported represent the average amount of “compensation actually paid” to the Named Executive Officers identified in footnote 3, as computed in accordance with SEC regulations. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the Named Executive Officers during the applicable year. In accordance with the SEC regulations, the following adjustments were made to average total compensation for the Named Executive Officers for each year to determine the compensation actually paid:

	Average Reported
	Summary	Less: Summary		Equals: Average
	Compensation	Compensation Table Average	Plus: Average	Compensation
	Table Total for	Reported Value of	Equity Award	Actually Paid to
Year	Other NEOs	Equity Awards	Adjustments (a)	Other NEOs
2025	$604,485	$200,735	$331,602	$735,352
2024	$749,713	$293,799	$32,616	$488,529
2023	$902,702	$302,403	$494,314	$1,094,613
(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

				Year over	Fair Value at	Average Value
			Average Year	Year Average	the End of	of Dividend
		Year over Year	End Fair	Change in	the Prior	Equivalents
		Average	Value of	Fair Value of	Year of	Accrued or
	Average Year End	Change in fair	Vested	Equity	Equity	other Earnings
	Fair Value of	Value of	Equity	Awards	Awards that	Paid on Stock
	Unvested Equity	Outstanding and	Awards	Granted in	Failed to	Awards not
	Awards Granted	Unvested Equity Awards	Granted in	Prior Years	meet Vesting	Otherwise	Total Average
	in the Covered	Granted in prior	the Covered	that Vested in	Conditions in	Reflected in	Equity Award
Year	Year	Years	Year	the Year	the Year	Fair Value	Adjustments
2025	$252,378	$(7,857)	$61,451	$25,630	$—	$—	$331,602
2024	$66,865	$3,326	$55,513	$(93,089)	$—	$—	$32,616
2023	$317,561	$89,197	$22,868	$64,688	$—	$—	$494,314

(5)Cumulative TSR is the value of a $100 investment in our common stock calculated by dividing the difference between the per share price of our common stock at the end of each year shown and the beginning of the measurement period by the per share price of our common stock at the beginning of the measurement period.

(6)The dollar amounts reported represent the amount of net income reflected in our Consolidated Statements of Income included in our Annual Report on Form 10-K for the applicable fiscal year.

The salaries of each of our Named Executive Officers, including excluding our CEO, are based on New Israeli Shekels (NIS). The conversion rates from NIS to US Dollars was based on the 2025 yearly average rate of NIS 3.4519 per US Dollar as published by the Bank of Israel.

Relationship Between Compensation Actually Paid, Company Total Shareholder Return (“TSR”) and Net Income (Loss)

Compensation actually paid to Mr. Bashan during the year ended December 31, 2025 was approximately $1.5 million, an increase of approximately $1.0 million from approximately $0.5 million for the year ended December 31, 2024. Average compensation actually paid to our Non-CEO Named Executive Officers for the years ended December 31, 2025 was approximately $0.7 million, an increase of approximately $0.2 million from approximately $0.5 million for the year ended December 31, 2024. For the year ended December 31, 2025, our TSR was $95.74, a decrease of 9%, compared to TSR of $105.62 for the year ended December 31, 2024. Our net loss for the year ended December 31, 2025 was $6.6 million compared to net income of $2.9 million over the same period in 2024.

Compensation actually paid to Mr. Bashan and to our Non-CEO Named Executive Officers as a group is not directly correlated with our TSR or our net income (loss) over the three years presented in the above tables. In the second half of 2023, we shifted our primarily focus from the clinical and regulatory development and approval of pegunigalsidase alfa to the support of our commercial partner’s launch efforts post approval of pegunigalsidase alfa and redirecting our R&D and clinical resources towards the strengthening of our pipeline of product candidates, including but not limited to, the clinical development of our leading drug candidate, PRX-115 (pegylated Uricase for the potential treatment of uncontrolled Gout). Accordingly, TSR and net income (loss), as performance measures, are not directly correlated to our executive compensation determinations. As increases in the market price of our common stock correspond to increases in the fair market value of our equity grants, the calculation of compensation actually paid with respect to equity grants held by Mr. Bashan and to our Non-CEO Named Executive Officers increases in a like manner. In the year ended December 31, 2023, given the approval of pegunigalsidase alfa for adult patients with Fabry disease by both the US Food and Drug Administration and the European Medicines Agency, the advancement in the clinical development of our PRX-115 drug candidate and strengthening of our Company’s liquidity and cash position, the Compensation Committee of our Board of Directors elected to award to Mr. Bashan and to our Non-CEO Named Executive Officers, as well as other officers and employees of our Company, an annual cash bonus and a one-time special cash bonus for such positive achievements. Compensation decisions for 2024 and 2025 were based on the Company’s successful completion of a Phase 1 clinical trial of PRX-115 and the preparations for a Phase 2 trial, as well as the continuous organic growth of pegunigalsidase alfa and the expansion of geographic approvals therefor.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any of our filings under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent we specifically incorporate such information by reference.

Potential Payments upon Termination or Change-in-Control/Corporate Transaction

Each of our Named Executive Officers (while employed by the Company) is entitled to be insured by Protalix Ltd. under a Manager’s Policy in lieu of severance upon termination. The intention of such Manager’s Policies is to provide our officers with severance protection of one month’s salary for each year of employment. The following payments would be payable in connection with a change of control of the Company: $1.0 million to the President and Chief Executive Officer, $400,000 to the Sr. Vice President and Chief Operating Officer, an amount equal to twelve (12) months’ cost of his then applicable salary to the Sr. Vice President and Chief Financial Officer if he is terminated in the twelve months following such change in control, and $400,000 to the former Sr. Vice President and Chief Financial Officer. Such payments are subject to certain terms and conditions. In addition to the foregoing, the vesting periods of outstanding stock options and restricted stock held by our Named Executive Officers are accelerated upon a change of control. Had we experienced a change of control on December 31, 2025, the value of the acceleration of the vesting period of the options and shares held by Mr. Bashan would have been $0.5 million; the value of the acceleration of the vesting period of the options held by Mr. Mamlok would have been $0.2 million; and the value of the acceleration of the vesting period of the options and shares held by Mr. Naos would have been $0.2 million. All of the options and shares held by Mr. Rubin on December 31, 2025 were fully-vested.

Employment Arrangements

Dror Bashan. Mr. Bashan’s current monthly base salary is NIS 120,175 (approximately $34,814) and Mr. Bashan is entitled to an annual discretionary bonus subject to the sole discretion of our Board of Directors, which was determined on the basis of agreed-upon annual objectives that included both measurable and strategic parameters. He is also entitled to a one-time bonus of $1.0 million upon the occurrence of certain change of control transactions. The monthly salary is subject to cost of living adjustments from time to time as may be required by law. Mr. Bashan was granted an option award upon his employment and he was entitled to additional equity awards from time to time on a discretionary basis. Mr. Bashan’s employment agreement is terminable by the Company on 180 days’ written notice for any reason. Mr. Bashan may terminate the agreement on 90 days’ written notice for any reason during its term. We may terminate Mr. Bashan’s employment agreement for cause without notice. Mr. Bashan is entitled to be insured by the Company under a Manager’s Policy in lieu of severance, Company contributions towards vocational studies, annual recreational allowances, a company car, a company laptop, and a company phone. Mr. Bashan is entitled to 25 working days of vacation.

Gilad Mamlok. Mr. Mamlok’s current monthly base salary is NIS 81,000 (approximately $23,465) and Mr. Mamlok is entitled to an annual discretionary bonus subject to the sole discretion of our Board of Directors, to be determined on the basis of agreed-upon annual objectives which shall include both measurable and strategic parameters. He is also entitled to a one-time bonus equal to twelve (12) months’ cost of his then applicable salary upon the occurrence of certain change of control transactions. The monthly salary is subject to cost of living adjustments from time to time as may be required by law. Mr. Mamlok was granted an option award upon his employment and he may be granted additional equity awards from time to time on a discretionary basis. Additional equity awards may be granted from time to time on a discretionary basis. Mr. Mamlok’s employment agreement is terminable by the Company on 180 days’ written notice for any reason. Mr. Mamlok may terminate the agreement on 90 days’ written notice for any reason. We may terminate Mr. Mamlok’s employment agreement for cause without notice. Mr. Mamlok is entitled to be insured by the Company under a Manager’s Policy in lieu of severance, Company contributions towards vocational studies, annual recreational allowances, a company car, a company laptop, and a company phone. Mr. Mamlok is entitled to 25 working days of vacation.

Eyal Rubin. Mr. Rubin served as our Sr. Vice President and Chief Financial Officer until August 2025. At the end of Mr. Rubin’s tenure with the Company, his monthly base salary was NIS 80,000 (approximately $23,176) and he was entitled to an annual discretionary bonus subject to the sole discretion of our Board of Directors, to be determined on the basis of agreed-upon annual objectives which shall include both measurable and strategic parameters. He is also entitled to a one-time bonus of $400,000 upon the occurrence of certain change of control transactions. The monthly salary was subject to cost of living adjustments from time to time as may be required by law. Mr. Rubin was granted an option award upon his employment and he is entitled to additional equity awards from time to time on a discretionary basis. In addition, contingent upon certain conditions, Mr. Rubin was entitled to a grant of restricted stock units with an aggregate value of $100,000, on an annual basis. He was eligible for additional equity awards from time to time on a discretionary basis. Mr. Rubin’s employment agreement was terminable by the Company on 180 days’ written notice for any reason, and terminable by Mr. Rubin 90 days’ written notice for any reason. We were entitled to terminate Mr. Rubin’s employment agreement for cause without notice. Mr. Rubin was entitled to be insured by the Company under a Manager’s Policy in lieu of severance, Company contributions towards vocational studies, annual recreational allowances, a company car, a company laptop, and a company phone. He was entitled to 25 working days of vacation.

Yaron Naos. Mr. Naos’ current monthly base salary is NIS 70,000 (approximately $20,279) and he is entitled to an annual discretionary bonus for performance in the sole discretion of our Compensation Committee. His monthly salary is subject to cost of living adjustments from time to time as may be required by law. In addition, vesting of all of Mr. Naos’ options and restricted shares will be accelerated in full upon a Corporate Transaction or a Change in Control, as those terms are defined in our Plan. Mr. Naos’ employment is terminable by either party on 60 days’ written notice for any reason and we may terminate the agreement for cause without notice. Mr. Naos is entitled to be insured by the Company under a Manager’s Policy in lieu of severance, Company contributions towards vocational studies, annual recreational allowances, a company car, a company phone, a company laptop, and a company phone. Mr. Naos is entitled to 29 working days of vacation.

The conversion rates of the base salaries in this section from NIS to US Dollars was based on the 2025 yearly average rate of NIS 3.4519 per US Dollar as published by the Bank of Israel.

Amended and Restated 2006 Stock Incentive Plan

Our Board of Directors and our stockholders initially approved the Plan on December 14, 2006. Since its initial approval, our stockholders have approved a number of amendments to the plan, the last time being on June 27, 2024. Of the 17,475,171 shares reserved for issuance under the Plan, as of December 31, 2025 there are outstanding options to purchase 8,274,278 shares of our common stock in the aggregate, subject to adjustment for a stock split or any future stock dividend or other similar change in our common stock or our capital structure. As of December 31, 2025, options to acquire 2,092,933 shares of common stock remain available for grant under the Plan.

The Plan provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights and dividend equivalent rights, collectively referred to as “awards.” Stock options granted under the Plan may be either incentive stock options under the provisions of Section 422 of the Internal Revenue Code or non-qualified stock options. Incentive stock options may be granted only to employees of the Company or its subsidiaries. Awards other than incentive stock options may be granted to employees, directors and consultants. Shares issued from and after November 10, 2014 in connection with awards other than options or stock appreciation rights shall count as one and one-half (1.5) shares for each share issued for purposes of the number of shares authorized for issuance under the Plan.

The Plan is designed to comply with the provisions of the Israeli Income Tax Ordinance New Version, 1961 (including as amended pursuant to Amendment 132 thereto), or the Tax Ordinance, and is intended to enable us to grant awards to grantees who are Israeli residents as follows: (i) awards to employees pursuant to Section 102 of the Tax Ordinance; and (ii) awards to non-employees pursuant to Section 3(I) of the Tax Ordinance. For this purpose, “employee” refers only to employees, office holders, and directors of the Company or a related entity excluding those who are considered “Controlling Shareholders” pursuant to, or otherwise excluded by, the Tax Ordinance. In accordance with the terms and conditions imposed by the Tax Ordinance, grantees who receive awards under the Plan may be afforded certain tax benefits in Israel as described below.

Our Board of Directors or the Compensation Committee, referred to as the “plan administrator,” administers the Plan, including selecting the grantees, determining the number of shares to be subject to each award, determining the exercise or purchase price of each award, and determining the vesting and exercise periods of each award.

The exercise price of stock options granted under the Plan must be equal to at least 100% of the fair market value of our common stock on the date of grant. If, however, incentive stock options are granted to an employee who owns stock possessing more than 10% of the voting power of all classes of our stock or the stock of any parent or subsidiary of the Company, the exercise price of any incentive stock option granted must equal at least 110% of the fair market value on the grant date and the maximum term of these incentive stock options must not exceed five years. The maximum term of all other awards must not exceed 10 years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of the voting power of all classes of our stock or the stock of any parent or subsidiary of the Company). The plan administrator will determine the exercise or purchase price (if any) of all other awards granted under the Plan.

Under the Plan, incentive stock options and options to Israeli grantees may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. Other awards shall be transferable by will or by the laws of descent or distribution and, during the lifetime of the grantee, to the extent and in the manner authorized by the plan administrator but only to the extent such transfers are made to family members, to family trusts, to family-controlled entities, to charitable organizations, and pursuant to a domestic relations order or agreement. The Plan permits the designation of beneficiaries by holders of awards, including incentive stock options.

If the service of a participant in the Plan is terminated for any reason other than cause, the participant may exercise awards that were vested as of the termination date for a period ending upon the earlier of 12 months from the date of termination (or such shorter or longer period set forth in the award agreement) or the expiration date of the awards unless otherwise determined by the plan administrator. If the service of a participant in the Plan is terminated for cause, the participant may exercise awards that were vested as of the termination date for a period ending upon the earlier of 14 days from the date of termination (or such shorter or longer period set forth in the award agreement) or the expiration date of the awards unless otherwise determined by the plan administrator.

In the event of a corporate transaction, all awards will terminate unless assumed or replaced by the successor corporation. Unless otherwise provided in a participant’s award agreement, in the event of a corporate transaction and with respect to the portion of each award that is assumed or replaced, then such portion will automatically become fully vested and exercisable immediately upon termination of a participant’s service if the participant is terminated by the successor company or us without cause within 12 months after the corporate transaction. With respect to the portion of each award that is not assumed or replaced, such portion will automatically become fully vested and exercisable immediately prior to the effective date of the corporate transaction so long as the participant’s service has not been terminated prior to such date.

In the event of a change in control, except as otherwise provided in a participant’s award agreement, following a change in control (other than a change in control that also is a corporate transaction) and upon the termination of a participant’s service without cause within 12 months after a change in control, each award of such participant that is outstanding at such time will automatically become fully vested and exercisable immediately upon the participant’s termination. In addition, the stock options and shares of restricted stock issued to each of our Named Executive Officers are subject to accelerated vesting immediately upon a corporate transaction or a change in control of the Company, as defined in the Plan.

Under the Plan, a corporate transaction is generally defined as:

●a merger or consolidation in which we are not the surviving entity, except for the principal purpose of changing the Company’s state of incorporation;
●the sale, transfer or other disposition of all or substantially all of our assets;
●the complete liquidation or dissolution of the Company;
●any reverse merger in which we are the surviving entity but our shares of common stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or in which securities possessing more than forty percent (40%) of the total combined voting power of our outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or
●an acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities but excluding any such transaction or series of related transactions that the plan administrator determines not to be a corporate transaction (provided however that the plan administrator shall have no discretion in connection with a corporate transaction for the purchase of all or substantially all of our shares unless the principal purpose of such transaction is changing our state of incorporation).

Under the Plan, a change of control is defined as:

●the direct or indirect acquisition by any person or related group of persons of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities pursuant to a tender or exchange offer made directly to our stockholders and which a majority of the members of our Board of Directors (who have generally been on our Board of Directors for at least 12 months or who have been on our Board of Directors for less than 12 months but who were elected or nominated for election to our Board of Directors by a majority of the members who have been on our Board of Directors for more than 12 months) who are not affiliates or associates of the offeror do not recommend stockholders accept the offer; or
●a change in the composition of our Board of Directors over a period of 12 months or less, such that a majority of the members of our Board of Directors ceases, by reason of one or more contested elections for board membership, to be comprised of individuals who were previously directors of the Company.

Unless terminated sooner, the Plan will automatically terminate on December 31, 2028. Our Board of Directors has the authority to amend, suspend, or terminate the Plan. No amendment, suspension, or termination of the Plan shall adversely affect any rights under awards already granted to a participant. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the IRC, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein (including the Tax Ordinance), we shall obtain stockholder approval of any such amendment to the Plan in such a manner and to such a degree as required.

Equity Grant Timing

In accordance with Item 402(x) of Regulation S-K, we are providing information regarding our practices related to the grant of equity awards. From time to time, we grant equity awards, stock options, and restricted stock, on a discretionary basis. Our Board of Directors or our Compensation Committee do not generally grant stock options or other equity awards during periods in which there is material nonpublic information about our Company or at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. Our Board of Directors and our Compensation Committee do not take material nonpublic information into account when determining the timing and terms of equity awards. We have not timed the disclosure of material nonpublic information to affect the value of executive compensation.

Impact of Israeli Tax Law

The awards granted to employees pursuant to Section 102 of the Tax Ordinance under the Plan may be designated by us as approved options under the capital gains alternative, or as approved options under the ordinary income tax alternative.

To qualify for these benefits, certain requirements must be met, including registration of the options in the name of a trustee. Each option, and any shares of common stock acquired upon the exercise of the option, must be held by the trustee for a period commencing on the date of grant and deposit into trust with the trustee and ending 24 months thereafter.

Under the terms of the capital gains alternative, we may not deduct expenses pertaining to the options for tax purposes.

Under the Plan, we may also grant to employees options pursuant to Section 102(c) of the Tax Ordinance that are not required to be held in trust by a trustee. This alternative, while facilitating immediate exercise of vested options and sale of the underlying shares, will subject the optionee to the marginal income tax rate of up to 50% as well as payments to the National Insurance Institute and health tax on the date of the sale of the shares or options. Under the Plan, we may also grant to non-employees options pursuant to Section 3(I) of the Tax Ordinance. Under that section, the income tax on the benefit arising to the optionee upon the exercise of options and the issuance of common stock is generally due at the time of exercise of the options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

All related party transactions are reviewed and approved by the Audit and Finance Committee, as required by the Audit and Finance Committee Charter.

Except as set forth below, there were no related party transactions during the last two fiscal years, or any currently proposed transaction, in which we were or are to be a participant and in which the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years. During fiscal years 2023 and 2024, we engaged Catenion for business development consulting services, the compensation for which was approximately $1.4 million in the aggregate. Our director, Christian Elze, is a founder of Catenion but retired in 2024. At the time of the engagement, we did not have a professional relationship with Mr. Elze in his individual capacity.

AUDIT AND FINANCE COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.

The Audit and Finance Committee of our Board of Directors operates under a written charter adopted by our Board of Directors, and currently consists of Shmuel “Muli” Ben Zvi, Ph.D., Chairman of the Committee, Amos Bar Shalev and Aharon Schwartz, Ph.D. As described more fully in its charter, the Audit and Finance Committee provides oversight of the quality and integrity of our consolidated financial statements, internal controls, and financial reporting process, and our process to manage business and financial risks and compliance with legal, ethical and regulatory requirements. In addition, the Audit and Finance Committee interacts directly with and evaluates the qualifications, independence and performance of the independent auditors, Kesselman & Kesselman, and is responsible for the appointment, compensation, retention and oversight of the work of the auditors.

Management is responsible for the preparation, presentation and integrity of the consolidated financial statements, and evaluation of and assessment of the effectiveness of our internal control over financial reporting. The independent auditors are responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”). The Audit and Finance Committee’s responsibility is to monitor and oversee these processes.

The Audit and Finance Committee has reviewed and discussed the audited consolidated financial statements with our Board of Directors and management. The Audit and Finance Committee has discussed with Kesselman & Kesselman, Certified Public Accountant (Isr.), a member of PricewaterhouseCoopers International Limited (“Kesselman & Kesselman”) the matters required to be discussed by the applicable requirements of the PCAOB and the U.S. Securities and Exchange Commission (“SEC”). The Audit and Finance Committee has received the written disclosures and the letter from Kesselman & Kesselman required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit and Finance Committee concerning independence, and has discussed with Kesselman & Kesselman that firm’s independence from our Company.

Based on the review and discussions of the audited consolidated financial statements and discussions with management and Kesselman & Kesselman, the Audit and Finance Committee recommended to Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

Respectfully submitted on April 30, 2026,

Shmuel “Muli” Ben Zvi, Ph.D., Chairman

Amos Bar Shalev

Aharon Schwartz, Ph.D.

PROPOSAL 2: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of the Named Executive Officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.

We believe that the executive compensation program for the Named Executive Officers, as described in the “Management” section of this proxy statement, is based on a pay-for-performance culture and seeks to align the interests of the Named Executive Officers with the interests of our stockholders. We believe that our compensation programs are designed to reward our Named Executive Officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return, while at the same time creating a culture that focuses executives on prudent risk management and appropriately rewards them for performance. Our executive compensation program is also designed to be competitive with our peer companies, and seeks to enable us to attract and retain the best possible executive talent.

We also believe that the disclosure of compensation information provided in this proxy statement provides our stockholders the information they need to make an informed decision as they weigh the pay of the Named Executive Officers in relation to our performance. This “Say-on-Pay” proposal gives you, as a stockholder, the opportunity to endorse the compensation we paid to the Named Executive Officers through the resolution set forth below.

“RESOLVED, that the compensation paid to the Named Executive Officers of Protalix BioTherapeutics, Inc., as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion included in this proxy statement, is hereby APPROVED.”

Because your vote is advisory, it will not be binding upon the Company, the Board of Directors, or the Compensation Committee. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of the Named Executive Officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. The Company, the Board of Directors, and the Compensation Committee will consider the outcome of the vote when evaluating future executive compensation arrangements for the Named Executive Officers.

This proposal is provided as required pursuant to Rule 14a-21(a) promulgated under the Exchange Act.

Our Board of Directors recommends that stockholders vote “FOR” Proposal 2: Advisory Vote to Approve Executive Compensation.

PROPOSAL 3: APPROVAL OF THE AMENDED AND RESTATED PROTALIX BIOTHERAPEUTICS, INC.
2006 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE PLAN AND TO AMEND
CERTAIN OTHER TERMS OF THE PLAN

General

We are asking our stockholders to approve the amendment and restatement of the Plan so that we can continue to use the Plan in order to attract and retain key talent, encourage stock ownership by our employees, non-employee directors, and consultants, better align with governance best practices. The Board of Directors unanimously approved the proposed amendment and restatement of the Plan, subject to approval of our stockholders. Approval of the Plan requires the affirmative vote of a majority of the outstanding shares of our common stock that are present in person or by proxy at the meeting and entitled to vote on this matter.

Primary Changes

As part of the proposed amendments to the Plan, we propose to:

•	Increase the number of shares of common stock reserved for issuance under the Plan by 3,500,000 shares for a total of 20,975,171 shares;
•	Remove provision of the Plan for Section 162(m) of the US Internal Revenue Code;
•	Extend the termination date of the plan until April 23, 2036.

We believe strongly that approval of the amendment to the Plan is essential to our success. Our employees are our most valuable asset. Stock options, restricted stock grants and the other awards permitted under the Plan are vital to our ability to attract and retain outstanding and highly skilled employees, especially in the competitive labor markets in which we operate. These awards also are crucial to our ability to motivate employees to achieve our goals. Our Board of Directors after reviewing the allocation of awards under the Plan has determined that it is in the best interest of our Company to increase the equity compensation granted to our current and future employees. The proposed terms of the Plan are designed to allow us to continue to attract, retain and motivate people whose skills and performance are critical to our success. We will continue to monitor the environment in which we operate and make changes to our equity compensation program to help us meet our goals, including achieving long-term stockholder value.

Our Board of Directors recommends that stockholders vote “FOR” Proposal 3: Approval of the Amended and Restated Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan to Increase the Number of Authorized Shares of Common Stock Reserved for Issuance under the Plan and to Amend Certain other Terms of the Plan.

A general description of the principal terms of the Plan is set forth below. This description is qualified in its entirety by the terms of the Plan, a copy of which is attached hereto as Appendix A.

At December 31, 2025, there were outstanding under the Plan options to purchase common stock issued covering 8,274,278 shares of our common stock with a weighted average exercise price of $1.76 per share and a weighted average remaining contractual life of 6.82 years. As of December 31, 2025, the outstanding options represent approximately 9.33% of our outstanding shares on an “as exercised” basis, and we had 2,092,933 shares of common stock available for future issuance under the Plan.

As of April 27, 2026, the fair market value of a share of our common stock was $2.16.

Equity Compensation Plan Information

The following table provides information as of December 31, 2025 with respect to the shares of our common stock that may be issued under the Plan.

C
	A		Number of Securities Remaining
	Number of Securities	B	Available for Future Issuance
	to be Issued	Weighted Average	Under Equity Compensation Plans
	Upon Exercise of	Exercise Price of	(Excluding Securities Reflected in
Plan Category	Outstanding Options	Outstanding Options	Column A)
Equity Compensation Plans Approved by Stockholders	8,274,278	$1.76	2,092,933
Equity Compensation Plans Not Approved by Stockholders	-	-	-
Total	8,274,278	$1.76	2,092,933

General Description

Purpose. The purposes of the Plan are to attract and retain the best available personnel, to provide additional incentives to our officers, directors, employees and consultants through ownership of our common stock, and to promote the success of our business.

Shares Reserved for Issuance under the Plan. We currently have 17,475,171 shares of common stock reserved for issuance under the Plan. If approved by our stockholders, the total number of shares of common stock reserved for issuance under the Plan will be increased by 3,500,000 shares for a total of 20,975,171 shares. Shares issued from and after November 10, 2014 in connection with awards other than options or stock appreciation rights shall count as one and one-half (1.5) shares for each share issued. The number of shares of common stock available under the Plan will be subject to adjustment in the event of a stock split, reverse stock split, stock dividend, combination, or reclassification of shares or other similar change in our shares or our capital structure. Any shares of common stock covered by an award (or portion of an award) which is forfeited, canceled, or expired (whether voluntarily or involuntarily) are deemed not to have been issued for purposes of determining the maximum aggregate number of shares of common stock which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an award will not be returned to the Plan and will not be available for future issuance under the Plan, except that if unvested shares of common stock are forfeited, or repurchased by us at the lower of their original purchase price or their fair market value (as defined in the Plan) at the time of repurchase, such shares of common stock shall become available for future grant under the Plan. Any shares covered by an award which are surrendered (i) in payment of the award exercise or purchase price (including pursuant to the “net exercise” of an option pursuant to Section 7(b)(v) of the Plan) or (ii) in satisfaction of tax withholding obligations incident to the exercise of an award will not be returned to the Plan and will not be available for future issuance under the Plan. Shares that are covered by the portion of an SAR that is exercised (whether or not shares are actually issued) will be considered issued. Shares that are counted as one and one-half (1.5) shares upon issuance will be counted as one and one-half (1.5) shares upon return.

Administration. Our Board of Directors or the Compensation Committee, referred to as the “plan administrator,” administers the Plan, including selecting the grantees, determining the number of shares to be subject to each award, determining the exercise or purchase price of each award, and determining the vesting and exercise periods of each award. The Plan is currently being administered by the Compensation Committee. With respect to grants to officers and directors, the Compensation Committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Exchange Act.

Terms and Conditions of Awards. The Amendment provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights, and dividend equivalent rights, collectively referred to as “awards.” Stock options granted under the Plan may be either incentive stock options under the provisions of Section 422 of the Internal Revenue Code, or non-qualified stock options. Incentive stock options may be granted only to our employees or to employees of our related entities. Awards other than incentive stock options may be granted to our employees, directors, and consultants or to employees, consultants, and directors of our related entities. Because the Plan provides for broad discretion in selecting which eligible persons will participate and in granting awards, the total number of persons who will actually participate in the Amended Plan and the benefits that will be provided to the participants cannot be determined at this time. As of December 31, 2025, approximately 200 employees (three of whom are current named executive officers of the Company) and seven non-employee directors were eligible for awards under the Plan. In addition, we engage certain consultants that also may be eligible for awards under the Plan. To the extent that the aggregate fair market value of the shares subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as nonqualified stock options. Each award granted under the Plan shall be designated in an award agreement.

The Plan is also designed to comply with the provisions of the Israeli Income Tax Ordinance New Version, 1961 (including as amended pursuant to Amendment 132 thereto), or the tax ordinance, and is intended to enable us to grant awards to grantees who are Israeli residents as follows: (i) awards to employees pursuant to Section 102 of the tax ordinance; and (ii) awards to non-employees pursuant to Section 3(I) of the tax ordinance. For this purpose, “employee” refers only to employees, office holders, and directors of our Company or a related entity excluding those who are considered “Controlling Shareholders” pursuant to, or otherwise excluded by, the tax ordinance. In accordance with the terms and conditions imposed by the tax ordinance, grantees who receive awards under the Amendment may be afforded certain tax benefits in Israel as described below.

The exercise price of stock options granted under the Plan must be equal to at least 100% of the fair market value of our common stock on the date of grant. If, however, incentive stock options are granted to an employee who owns stock possessing more than 10% of the voting power of all classes of our stock or the stock of any parent or subsidiary of our Company, the exercise price of any incentive stock option granted must equal at least 110% of the fair market value on the grant date and the maximum term of these incentive stock options must not exceed five years. The maximum term of all other awards must not exceed 10 years (or 5 years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of the voting power of all classes of our stock or the stock of any parent or subsidiary of our Company). The plan administrator will determine the exercise or purchase price (if any) of all other awards granted under the Plan.

Under the Plan, incentive stock options and options to Israeli grantees may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. Other awards shall be transferable by will or by the laws of descent or distribution and, during the lifetime of the grantee, to the extent and in the manner authorized by the plan administrator but only to the extent such transfers are made to family members, to family trusts, to family-controlled entities, to charitable organizations and pursuant to a domestic relations order or agreement. The Plan permits the designation of beneficiaries by holders of awards, including incentive stock options.

If the service of a participant in the Plan is terminated for any reason other than cause, the participant may exercise awards that were vested as of the termination date for a period ending upon the earlier of 12 months from the date of termination (or such shorter or longer period set forth in the award agreement) or the expiration date of the awards unless otherwise determined by the plan administrator. If the service of a participant in the Plan is terminated for cause, the participant may exercise awards that were vested as of the termination date for a period ending upon the earlier of 14 days from the date of termination (or such shorter or longer period set forth in the award agreement) or the expiration date of the awards unless otherwise determined by the plan administrator.

Corporate Transaction and Change in Control. In the event of a corporate transaction, all outstanding awards will terminate unless assumed or replaced by the successor corporation. Unless otherwise provided in a participant’s award agreement, in the event of a corporate transaction and with respect to the portion of each award that is assumed or replaced, such portion will automatically become fully vested and exercisable immediately upon termination of a participant’s service if the participant is terminated by the successor company or us without cause within 12 months after the corporate transaction. With respect to the portion of each award that is not assumed or replaced, such portion of the award will automatically become fully vested and exercisable immediately prior to the effective date of the corporate transaction so long as the participant’s service has not been terminated prior to such date.

In the event of a change in control, except as otherwise provided in a participant’s award agreement, following a change in control (other than a change in control that also is a corporate transaction) and upon the termination of a participant’s service without cause within 12 months after a change in control, each award of such participant that is outstanding at such time will automatically become fully vested and exercisable immediately upon the participant’s termination.

Under the Plan, a corporate transaction is generally defined as:

•a merger or consolidation in which we are not the surviving entity, except for the principal purpose of changing our Company’s state of incorporation;
•the sale, transfer, or other disposition of all or substantially all of our assets;
•the complete liquidation or dissolution of our Company;
•any reverse merger in which we are the surviving entity but our shares of common stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or in which securities possessing more than forty percent (40%) of the total combined voting power of our outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or
•acquisition in a single or series of related transactions by any person or related group of persons (other than by the Company or by a Company-sponsored employee benefit plan) of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities but excluding any such transaction or series of related transactions that the plan administrator determines not to be a corporate transaction (provided however that the plan administrator shall have no discretion in connection with a corporate transaction for the purchase of all or substantially all of our shares unless the principal purpose of such transaction is changing our Company’s state of incorporation).

Under the Plan, a change of control is defined as:

•the direct or indirect acquisition by any person or related group of persons of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities pursuant to a tender or exchange offer made directly to our stockholders and which a majority of the members of our Board of Directors (who have generally been on our Board of Directors for at least 12 months or who have been on our Board of Directors for less than 12 months but who were elected or nominated for election to our Board of Directors by a majority of the members who have been on our Board of Directors for more than 12 months) who are not affiliates or associates of the offeror do not recommend stockholders accept the offer; or
•a change in the composition of our Board of Directors over a period of 12 months or less, such that a majority of the members of our Board of Directors ceases, by reason of one or more contested elections for board membership, to be comprised of individuals who were previously directors of our Company.

Amendment, Suspension, and Termination. Our Board of Directors may at any time amend, suspend, or terminate the Plan; provided, however, that no amendment shall be made without the approval of the Company’s stockholders if such amendment would require stockholder approval under any other applicable law or regulation. Any amendment, suspension, or termination of the Plan may not adversely affect the rights of any participant under an outstanding award (unless such participant’s consent is obtained). Notwithstanding the foregoing, the reduction or increase of the exercise price of any stock option or the base appreciation amount of an SAR and the canceling of any stock option or SAR at a time when its exercise price or base appreciation amount exceeds the fair market value of the underlying shares in exchange for another award shall be subject to stockholder approval unless such exchange occurs in connection with a corporate transaction. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Internal Revenue Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein (including the tax ordinance), we shall obtain stockholder approval of any such amendment to the Plan in such a manner and to such a degree as required.

Certain Federal Tax Consequences

The following summary of the U.S. federal income tax consequences of Plan transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss state, local, or non-U.S. tax consequences.

Nonqualified Stock Options. The grant of a nonqualified stock option under the Plan will not result in any U.S. federal income tax consequences to us or the participant, if a U.S. taxpayer. Upon exercise of a nonqualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares at the time of exercise. This income is subject to withholding for U.S. federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the participant’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We do not receive a tax deduction for any such gain.

A nonqualified stock option can be considered deferred compensation and be subject to Section 409A of the Code. A nonqualified stock option that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Incentive Stock Options. The grant of an incentive stock option under the Plan will not result in any U.S. federal income tax consequences to us or the participant, if a U.S. taxpayer. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and we receive no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. We are not entitled to any deduction under these circumstances.

If the participant is a U.S. taxpayer and fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she must recognize ordinary income in the year of the disposition. The amount of ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long- or short-term capital gain, depending on whether the stock was held for more than one year. We are entitled, in the year of the disqualifying disposition, to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the participant’s total compensation is deemed reasonable in amount.

The “spread” under an incentive stock option — i.e., the difference between the fair market value of the shares at exercise and the exercise price — is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the calendar year in which the incentive stock options are exercised. However, such a sale of shares within the year of exercise will constitute a disqualifying disposition, as described above.

Stock Appreciation Rights. Recipients of stock appreciation rights, or SARs, if U.S. taxpayers, generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for U.S. federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of an SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of an SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

An SAR can be considered non-qualified deferred compensation and be subject to Section 409A of the Code. An SAR that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Restricted Stock. The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. We do not receive a tax deduction for any such gain.

Recipients of restricted stock may make an election under Section 83(b) of the Code, or a Section 83(b) Election, to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within 30 days from the time the restricted stock is issued.

Restricted Stock Units. Recipients of restricted stock units generally should not recognize income until such units are converted into cash or shares. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such conversion. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

Restricted stock units also can be considered non-qualified deferred compensation and be subject to Section 409A of the Code. A grant of restricted stock units that is non-qualified deferred compensation but does not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to such recipient.

Dividends and Dividend Equivalents. Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.

Impact of Israeli Tax Law

The awards granted to employees pursuant to Section 102 of the tax ordinance under the Plan may be designated by us as approved options under the capital gains alternative, or as approved options under the ordinary income tax alternative.

To qualify for these benefits, certain requirements must be met, including registration of the options in the name of a trustee. Each option, and any shares of common stock acquired upon the exercise of the option, must be held by the trustee for a period commencing on the date of grant and deposit into trust with the trustee and ending 24 months thereafter.

Under the terms of the capital gains alternative, we may not deduct expenses pertaining to the options for tax purposes.

Under the Plan, we may also grant to employees options pursuant to Section 102(c) of the tax ordinance that are not required to be held in trust by a trustee. This alternative, while facilitating immediate exercise of vested options and sale of the underlying shares, will subject the optionee to the marginal income tax rate of up to 50% as well as payments to the National Insurance Institute and health tax on the date of the sale of the shares or options. Under the 2006 Stock Incentive Plan, we may also grant to non- employees options pursuant to Section 3(I) of the tax ordinance. Under that section, the income tax on the benefit arising to the optionee upon the exercise of options and the issuance of common stock is generally due at the time of exercise of the options.

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors, upon the recommendation of its Audit and Finance Committee, has ratified the selection of Kesselman & Kesselman to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026. The Audit and Finance Committee of our Board of Directors is solely responsible for selecting our independent public accountants. Although stockholder approval is not required to appoint Kesselman & Kesselman as our independent public accountant firm, we believe that submitting the appointment of Kesselman & Kesselman to our stockholders for ratification is a matter of good corporate governance. If our stockholders do not ratify the appointment, then the appointment may be reconsidered by the Audit and Finance Committee. Even if the appointment is ratified, the Audit and Finance Committee may engage a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of our Company and our stockholders. The proxy will be voted as specified, and if no specification is made, the proxy will be cast “FOR” this proposal.

During our fiscal year ended December 31, 2025, there were no disagreements with Kesselman & Kesselman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolve to their satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with their opinion.

The Audit and Finance Committee will consider whether the provision of any other services by Kesselman & Kesselman is compatible with maintaining the independence of Kesselman & Kesselman. The Audit and Finance Committee has concluded that Kesselman & Kesselman is independent.

Our Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Kesselman & Kesselman for the fiscal year ending December 31, 2026.

The following table sets forth fees billed to us by our independent registered public accounting firm during the fiscal years ended December 31, 2025 and 2024 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements; (ii) services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees; (iii) services rendered in connection with tax compliance, tax advice and tax planning; and (iv) all other fees for services rendered.

	Year Ended December 31,
	2025	2024
Audit Fees	$242,500	$270,170
Audit Related Fees	—	-
Tax Fees	$27,435	$64,435
All Other Fees	—	-

Policy on Audit and Finance Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Our Audit and Finance Committee has the sole authority to approve the scope of the audit and any audit-related services, as well as all audit fees and terms. The Audit and Finance Committee must pre-approve any audit and non-audit services provided by our independent registered public accounting firm. The Audit and Finance Committee will not approve the engagement of the independent registered public accounting firm to perform any services that the independent registered public accounting firm would be prohibited from providing under applicable laws, rules and regulations, including those of self-regulating organizations. The Audit and Finance Committee will approve permitted non-audit services by our independent registered public accounting firm only if it determines that using a different firm to perform such services will be more effective or economical. The Audit and Finance Committee annually reviews and pre-approves the statutory audit fees that can be provided by the independent registered public accounting firm.

SOLICITATION OF PROXIES

We have engaged Alliance Advisors LLC to assist us in soliciting proxies for the meeting. We will pay Alliance Advisors a base fee of approximately $10,000, plus reasonable out-of-pocket expenses, plus an additional fee based upon the number of contacts with stockholders made and work performed. We estimate the total amount payable to Alliance Advisors will be approximately $35,000. Our officers, directors, and employees may solicit proxies in person or by telephone, fax or email. We will pay these officers, directors, and employees no additional compensation for these services. We will ask banks, brokers, and other institutions, nominees, and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. We will pay all of the costs of soliciting these proxies.

If you need assistance in voting by telephone or over the Internet or completing your proxy card or have questions regarding the meeting, please contact our proxy advisor:

Alliance Advisors, LLC
150 Clove Road #400
Little Falls Township, NJ 07424
+1-844-202-5989 (toll free in the United States)
PLX@AllianceAdvisors.com

STOCKHOLDER PROPOSALS

All stockholder proposals intended to be presented at our 2027 Annual Meeting of Stockholders must be submitted in writing to Gilad Mamlok, Corporate Secretary, Protalix BioTherapeutics, Inc., 2 University Plaza, Suite 100, Hackensack, NJ 07601, and received by us no later than January 1, 2027, and must comply in all other respects with applicable rules and regulations of the SEC relating to such inclusion. Such notice must include, with respect to each matter the stockholder proposes to bring before the meeting: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and record address of the stockholder proposing such business; (iii) the class and number of shares of our Company which are beneficially owned by the stockholder; and (iv) any material interest of the stockholder in such business. In addition, the notice must include certain information relating to any derivative or hedging transactions by the stockholder delivering such notice and its Stockholder Associated Persons, as defined in our By-Laws, and other arrangements with other parties regarding our securities, as presented in detail in our By-Laws.

Any such proposal submitted with respect to our 2027 Annual Meeting of Stockholders which is submitted outside the requirements of Rule 14a-8 promulgated under the Exchange Act will be considered timely if we receive written notice of that proposal not less than 45 days nor more than 75 days prior to the date in 2026 on which we first mailed this proxy statement in 2026; however, if the date of the meeting is changed by more than 30 days from the date of the prior year’s meeting, the notice will be considered untimely if it is not received at least 90 days prior to the newly announced date that we will mail our proxy statement.

ANNUAL REPORT TO STOCKHOLDERS

Our FY2025 Annual Report, which provides additional information about us, will be distributed to all stockholders entitled to vote along with the proxy materials. Additional copies of our FY2025 Annual Report are available on the Internet at http://www.sec.gov and http://www.protalix.com and are also available in paper form without charge upon written request to Investor Relations, Protalix BioTherapeutics, Inc., 2 University Plaza, Suite 100, Hackensack, NJ 07601.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are stockholders of our Company will be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once a stockholder has received notice from its broker that it will be “householding” communications to such stockholder’s address, “householding” will continue until such stockholder is notified otherwise or until such stockholder notifies its broker or us that it no longer wishes to participate in “householding.” If, at any time, a stockholder no longer wishes to participate in “householding” and would prefer to receive a separate proxy statement and annual report in the future such stockholder may (1) notify its broker or (2) direct its written request to: Gilad Mamlok, Corporate Secretary, Protalix BioTherapeutics, Inc., 2 University Plaza, Suite 100, Hackensack, NJ 07601, +1 (201) 696-9345. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to such stockholders at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

Our Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

The prompt return of your proxy is appreciated and will be helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting please sign the proxy and return it in the enclosed envelope or vote by internet or telephone.

BY ORDER OF THE BOARD OF DIRECTORS,

Gilad Mamlok
Sr. Vice President and Chief Financial Officer and Corporate Secretary

Carmiel, Israel
April 30, 2026

Appendix A

PROTALIX BIOTHERAPEUTICS, INC.

AMENDED AND RESTATED 2006 STOCK INCENTIVE PLAN~~, AS AMENDED~~

~~(JUNE 27, 2024)~~(Amended and Restated as of June 25, 2026)

1.Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.

2.Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supercede the definition contained in this Section 2.

(a)“3(I) Option” means Award granted under Section 3(I).

(b)“102 Option” means Award granted under Section 102.

(c)“Administrator” means the Board or any of the Committees appointed to administer the Plan.

(d)“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(e)“Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(f)“Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(g)“Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or other right or benefit under the Plan.

(h)“Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(i)	“Board” means the Board of Directors of the Company.

(j)“Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any act in bad faith which is materially detrimental to the Company or a Related Entity as reasonably determined in good faith by a unanimous decision of members of the Board entitled to vote thereon; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; (iv) embezzlement of funds of the Company or a Related Entity; (v) ownership, direct or indirect (i.e., by means of a holding company or family member), of an interest in a person or entity (other than a minority interest in a publicly traded company) in competition with the products or services of the Company or a Related Entity, including those products or services contemplated in a plan adopted by the Board; (vi) any breach of the Grantee’s fiduciary duties or duties of care to the Company or a Related Entity (except for conduct taken in good faith); (vii) any material failure to carry out a reasonable and legitimate directive of the Board; or (viii) any material breach of an Employee’s undertakings of confidentiality and non competition.

(k)“Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:

(i)the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

(ii)a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

(l)“Code” means the Internal Revenue Code of 1986, as amended.

(m)“Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(n)“Common Stock” means the common stock of the Company.

(o)“Company” means Protalix BioTherapeutics, Inc., a Delaware corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(p)“Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(q)“Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(r)“Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(s)“Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i)a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)the complete liquidation or dissolution of the Company;

(iv)any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

(v)acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction (provided however that the Administrator shall have no discretion in connection with a Corporate Transaction for the purchase of all or substantially all of the shares of the Company unless the principal purpose of such transaction is to change the state in which the Company is incorporated).

~~(t)“Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.~~

(t)“Director” means a member of the Board or the board of directors of any Related Entity.

(u)“Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(v)“Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(w)“Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(x)“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(y)“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation the NYSE American~~Stock Exchange~~, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(z)“Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(aa)“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(bb)“Israeli Employee” means Employees, office holders of the Company or a Related Company (“Nosei Misra” - as such term is defined in the Israeli Companies Law 1999) and Directors (excluding those who are considered a “Controlling Shareholder” pursuant to Section 32(9) of the Tax Ordinance or otherwise excluded by the Tax Ordinance).

(cc)“Israeli Grantee” means Grantees who are residents of the State of Israel or those who are deemed to be residents of the State of Israel for the payment of tax (whether such grantee is entitled to the tax benefits under Section 102 or not).

(dd)“ITA” means Israeli Tax Authorities.

(ee)“Non-Employee” means Consultants or any other person who is not an Israeli Employee.

(ff)“Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(gg)“Non-Trustee 102 Option” shall mean a 102 Option granted pursuant to Section 102(c) of the Tax Ordinance and not held in trust by the Trustee.

(hh)“Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(ii)“Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(jj)“Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.~~“Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.~~

(kk)“Plan” means this Amended and Restated 2006 Stock Incentive Plan.

(ll)“Related Entity” means any Parent or Subsidiary of the Company. With respect to Israeli Grantees of 102 Options, the definition shall further include any entity permitted under Section 102 (a) of the Tax Ordinance.

(mm)“Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(nn)“Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(oo)“Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(pp)“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(qq)“SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(rr)“Section 3(I)” means section 3(I) of the Tax Ordinance as may be amended from time to time.

(ss)“Section 102” means section 102 of the Tax Ordinance as may be amended from time to time.

(tt)“Share” means a share of the Common Stock.

(uu)“Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(vv)“Tax Ordinance” means the Israeli Income Tax Ordinance [New Version], 1961 (including as amended pursuant to Amendment 132 thereto) and to the extent not specifically indicated hereunder also the rules, regulations and orders or procedures promulgated thereunder from time to time, as amended or replaced from time to time.

(ww)“Trustee” means any individual appointed by the Company to serve as trustee and approved by the ITA, in accordance with the provisions of Section 102(a) of the Tax Ordinance and the regulations promulgated thereunder.

(xx)“Trustee 102 Option” means a 102 Option granted pursuant to Section 102(b) of the Tax Ordinance and held in trust by the Trustee for the benefit of an Israeli Grantee.

3.Stock Subject to the Plan.

(a)Subject to the provisions of Section below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) under the Plan is ~~17,475,171~~20,975,171 Shares. Notwithstanding the foregoing, any Shares issued from and after November 10, 2014 in connection with Awards other than Options and SARs shall be counted against the limit set forth herein as one and one-half (1.5) Shares for every one (1) Share issued in connection with such Award (and shall be counted as one and one-half (1.5) Shares for every one (1) Share returned or deemed not have been issued from the Plan pursuant to Section 3(b) below in connection with Awards other than Options and SARs). The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b)Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan. Notwithstanding anything to the contrary contained herein: (i) Shares tendered or withheld in payment of an Option exercise price shall not be returned to the Plan and shall not become available for future issuance under the Plan; (ii) Shares withheld by the Company to satisfy any tax withholding obligation shall not be returned to the Plan and shall not become available for future issuance under the Plan; and (iii) all Shares covered by the portion of an SAR that is exercised (whether or not Shares are actually issued to the Grantee upon exercise of the SAR) shall be considered issued pursuant to the Plan.

4.Administration of the Plan.

(a)Plan Administrator.

(i)Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii)Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

~~Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.~~

(iii)Administration With Respect to Israeli Grantees. With respect to grants of Awards to Israeli Grantees, the Plan shall be administered by (A) the Board or (B) a Committee or one or more Officers designated by the Board, which Committee or Officers shall be constituted or appointed in such a manner as to satisfy the ITA and the Applicable Laws applicable to Awards for Israeli Grantees. Once appointed, such Committee or Officer shall continue to serve in its/his/her designated capacity until otherwise directed by the Board.

(iv)Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

(b)Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i)to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii)to determine whether and to what extent Awards are granted hereunder;

(iii)to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv)to approve forms of Award Agreements for use under the Plan;

(v)to determine the terms and conditions of any Award granted hereunder;

(vi)to amend the terms of any outstanding Award granted under the Plan, provided that (A) any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee, (B) the reduction of the exercise price of any Option awarded under the Plan and the base appreciation amount of any SAR awarded under the Plan shall be subject to stockholder approval and (C) canceling an Option or SAR at a time when its exercise price or base appreciation amount (as applicable) exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, SAR, Restricted Stock, or other Award or for cash shall be subject to stockholder approval, unless the cancellation and exchange occurs in connection with a Corporate Transaction. Notwithstanding the foregoing, canceling an Option or SAR in exchange for another Option, SAR, Restricted Stock, or other Award or for cash with an exercise price, purchase price or base appreciation amount (as applicable) that is equal to or greater than the exercise price or base appreciation amount (as applicable) of the original Option or SAR shall not be subject to stockholder approval;

(vii)to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(viii)to grant Awards to Employees, Directors and Consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and

(ix)to designate Awards as 102 Options (whether through a trustee or not) or 3(I) Options subject to the limitations under the ITA or any other Applicable Law and to determine the type and route of the Trustee 102 Options.

(x)to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(c)Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5.Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time, provided however that Awards to Israeli Grantees under Section 102 or Section 3(I) of the Tax Ordinance shall be subject to Section 20 below.

The Company does not warrant that the Plan will be recognized by the income tax authorities in any jurisdiction or that future changes will not be made to the provisions of applicable laws or rules or regulations which are promulgated from time to time thereunder, or that any exemption or benefit currently available, whether by the ITA pursuant to Section 102 or otherwise, will not be abolished.

6.Terms and Conditions of Awards.

(a)Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, an SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b)Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and with respect to Israeli Grantees may be further designated as 102 Options or 3(I) Options under the Tax Ordinance subject to the qualifications described in Section 20 below. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. In the event that the Code or the regulations promulgated thereunder are amended after the date the Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

(c)Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added and (xvii) market share. The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement. In addition, the performance criteria shall be calculated in accordance with generally accepted accounting principles, but excluding the effect (whether positive or negative) of any change in accounting standards and any extraordinary, unusual or nonrecurring item, as determined by the Administrator, occurring after the establishment of the performance criteria applicable to the Award intended to be performance-based compensation. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of performance criteria in order to prevent the dilution or enlargement of the Grantee’s rights with respect to an Award intended to be performance-based compensation.

(d)Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e)Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f)Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

~~Individual Limitations on Awards.~~

~~(i)Individual Limit for Options and SARs. The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be 17,475,171 Shares. Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.~~
~~(ii)Individual Limit for Restricted Stock and Restricted Stock Units. For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any calendar year shall be 17,475,171 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10 below.~~

(g)Deferral. If the vesting or receipt of Shares under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).

(h)Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(i)Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Award shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

(j)Transferability of Awards. Incentive Stock Options or Options to Israeli Grantees may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator but only to the extent such transfers are made to family members, to family trusts, to family controlled entities, to charitable organizations, and pursuant to domestic relations orders or agreements, in all cases without payment for such transfers to the Grantee. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(k)Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator.

7.Award Exercise or Purchase Price, Consideration and Taxes.

(a)Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

(i)In the case of an Incentive Stock Option:

(A)granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B)granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.~~In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.~~

(iii)In the case of SARs (other than with respect to Israeli Grantees), the base appreciation amount shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv)In the case of other Awards, such price as is determined by the Administrator.

(v)Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d) above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b)Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

(i)	cash;

(ii)	check;

(iii)surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(iv)with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

(v)with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair

Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares);

(vi)any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c)Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award (reduced to the lowest whole number of Shares if such number of Shares withheld would result in withholding a fractional Share with any remaining tax withholding settled in cash).

8.Exercise of Award.

(a)Procedure for Exercise; Rights as a Stockholder.

(i)Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement provided however that the standard vesting schedule for Israeli Grantees shall be as set forth in Section 20.

(ii)An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b).

(b)Exercise of Award Following Termination of Continuous Service. In the event of termination of a Grantee’s Continuous Service for any reason other than Cause, Disability or death, such Grantee may, but only within twelve (12) months from the date of such termination (or such longer or shorter period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination or such other portion of the Grantee’s Award as may be determined by the Administrator. To the extent that the Grantee’s Award was unvested at the date of termination, or if Grantee does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(c)Exercise of Award Following Termination of Continuous Service for Cause. In the event of termination of a Grantee’s Continuous Service for Cause, such Grantee may, but only within fourteen (14) days from the date of such termination (or such longer or shorter period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination or such other portion of the Grantee’s Award as may be determined by the Administrator. To the extent that the Grantee’s Award was unvested at the date of termination, or if Grantee does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(d)Disability of Grantee. In the event of termination of a Grantee’s Continuous Service as a result of his or her Disability, such Grantee may, but only within twelve (12) months from the date of such termination (or such longer or shorter period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination or such other portion of the Grantee’s Award as may be determined by the

Administrator. To the extent that the Grantee’s Award was unvested at the date of termination, or if Grantee does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(e)Death of Grantee. In the event of a termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the death of the Grantee during the post-termination exercise periods following the Grantee’s termination of Continuous Service specified in this Section 8, above, the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance may exercise the portion of the Grantee’s Award that was vested as of the date of termination or such other portion of the Grantee’s Award as may be determined by the Administrator, within twelve (12) months from the date of death (or such longer or shorter period as specified in the Award Agreement but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). To the extent that, at the time of death, the Grantee’s Award was unvested, or if the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(f)The holder of an Option shall have none of the rights of a stockholder with respect to the Shares subject to the Option until such shares are transferred to the holder (or the Trustee, if applicable) upon the exercise of the Option.

9.Conditions Upon Issuance of Shares.

(a)If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws or other Applicable Laws.

(b)As a condition to the exercise of an Award, the Company may require the person exercising such Award make such representations and warranties which, in the opinion of the Company, are required to ensure that such exercise, or a subsequent sale or disposition of any Shares obtained upon such exercise, does not contravene any Applicable Law, including inter alia, representations and warranties at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

(c)Unless otherwise set forth in an Award Agreement, Shares issued to a Grantee or the Trustee, as applicable, shall be subject to such restrictions as required by the appropriate securities’ law and in the event that the Company’s shares shall be registered for trading in any public market, Grantee’s rights to sell the Shares may be subject to certain limitations (including a lock-up period), as will be requested by the Company or its underwriters, and the Grantee by executing an Award Agreement unconditionally agrees and accepts any such limitations and undertakes to further execute any agreement as may be requested by the Company or its underwriters from time to time.

10.Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator shall also make such adjustments as provided in this Section 10 or substitute, exchange or grant Awards to effect such adjustments (collectively “adjustments”). Any such adjustments to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under such Awards. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11.Corporate Transactions and Changes in Control.

(a)Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b)Acceleration of Award Upon Corporate Transaction or Change in Control.

(i)Corporate Transaction. Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction and:

(A)for the portion of each Award that is Assumed or Replaced, then such Award (if Assumed), the replacement Award (if Replaced), or the cash incentive program (if Replaced) automatically shall become fully vested, exercisable and payable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares (or other consideration) at the time represented by such Assumed or Replaced portion of the Award, immediately upon termination of the Grantee’s Continuous Service if such Continuous Service is terminated by the successor company or the Company without Cause within twelve (12) months after the Corporate Transaction; and

(B)for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares (or other consideration) at the time represented by such portion of the Award, immediately prior to the specified effective date of such Corporate Transaction, provided that the Grantee’s Continuous Service has not terminated prior to such date.

(ii)Change in Control. Except as provided otherwise in an individual Award Agreement, following a Change in Control (other than a Change in Control which also is a Corporate Transaction) and upon the termination of the Continuous Service of a Grantee if such Continuous Service is terminated by the Company or Related Entity without Cause within twelve (12) months after a Change in Control, each Award of such Grantee which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value), immediately upon the termination of such Continuous Service.

(c)Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section  in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

12.Effective Date and Term of Plan. The Plan ~~shall become effective upon the earlier to occur of its adoption~~(as amended and restated) was approved by the Board ~~or~~on April 23, 2026 subject to its approval by the stockholders of the Company on June 25, 2026. It shall continue in effect until ~~December 31, 2028~~April 23, 2036 unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13.Amendment, Suspension or Termination of the Plan.

(a)The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws, or if such amendment would lessen the stockholder approval requirements of Section 4(b)(vi) or this Section 13(a).

(b)No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c)No suspension or termination of the Plan (including termination of the Plan under Section 11, above) shall adversely affect any rights under Awards already granted to a Grantee.

14.Reservation of Shares.

(a)The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without cause, including but not limited to, Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

16.No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Pension Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17.Stockholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

18.Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

19.Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

20.Israeli Grantees. This Section shall apply only to Israeli Grantees and is intended to enable the Company to grant Awards under the Plan pursuant and subject to Section 102 and Section 3(I) of the Tax Ordinance. Accordingly, the Plan is designated to comply with the Tax Ordinance and the rules, regulations and orders or procedures promulgated thereunder from time to time, as amended or replaced from time to time and shall be submitted to the ITA as required thereunder.

In any case of contradiction, whether explicit or implied, between the provisions of this Section and the Plan, the provisions set out in this Section shall prevail unless the Administrator decides otherwise to ensure compliance with the Tax Ordinance and other Applicable Laws.

(a)Eligibility. 102 Options may be granted only to Israeli Employees. Non-Employees may only be granted 3(I) Options. The grant of an Award hereunder shall neither entitle the Grantee to participate nor disqualify the Israeli Grantee from participating in, any other grant of Awards pursuant to the Plan or any other option or stock plan of the Company or any Related Company.

(b)Grant of Awards in Trust

(i)	Grants Made Under Section 102.

The Company may designate 102 Options as Trustee 102 Options or Non-Trustee 102 Options. The designation of Non-Trustee 102 Options and Trustee 102 Options shall be subject to the terms and conditions set forth in Section 102 of the Tax Ordinance and the regulations promulgated thereunder.

(ii)	Grant of Trustee 102 Options.

(1)The grant of the Trustee 102 Options shall be made under the Plan and shall be conditional upon the approval of the Plan by the ITA. Trustee 102 Options may be granted at any time after the passage of thirty (30) days following the delivery by the Company to the ITA of a notice pertaining to the appointment of the Trustee and the adoption of the Plan, unless otherwise determined by the ITA. Options which shall be granted pursuant to Section 102 and/or any Shares issued upon exercise of such Options and/or other shares received subsequently following any realization of rights, shall be issued to the Trustee. Each Israeli Grantee in respect of whom a Trustee 102 Option is granted and held in trust by the Trustee shall be referred to as a “beneficial optionee” hereunder.

(2)Trustee 102 Option(s) may either be classified as Capital Gain Option(s) or Ordinary Income Option(s):

(A)Trustee 102 Option(s) elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) shall be referred to herein as “Capital Gain Option(s)” or “CGO”.

(B)Trustee 102 Option(s) elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) shall be referred to herein as “Ordinary Income Option(s)” or “OIO”.

(3)The Company’s election of the type of Trustee 102 Options as CGO or OIO granted to Employees (the “Election”) shall be appropriately filed with the ITA 30 days before the date of grant of a Trustee 102 Option, unless otherwise determined by the ITA. Such Election shall become effective beginning the first date of grant of a Trustee 102 Option under this Plan and shall remain in effect until the end of the year following the year during which the Company first granted Trustee 102 Options. The Election shall obligate the Company to grant only the type of Trustee 102 Option it has elected, and shall apply to all Israeli Grantees who were granted Trustee 102 Options during the period indicated herein or therein, all in accordance with the provisions of Section 102(g) of the Tax Ordinance. Notwithstanding, such Election shall not prevent the Company from granting Non-Trustee 102 Options simultaneously.

(4)All Trustee 102 Options must be held in trust by and issued on the name of the Trustee, as described below.

(5)With respect to Trustee 102 Options, the provisions of the Plan and/or an Award Agreement shall be subject to the provisions of Section 102 and the ITA’s permit, and the said provisions and permit shall be deemed an integral part of this Section and of the Award Agreement for the respective Grantees thereof. Any provision of Section 102 and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan or the Award Agreement, shall be considered binding upon the Company and the Israeli Grantee.

(iii)	Issuance to Trustee.

(1)All Trustee 102 Options granted under the Plan and/or any Shares allocated or issued upon exercise of such Trustee 102 Options and/or other and all rights deriving from or in connection therewith, including, without limitation, in accordance with Section 10 above or any bonus shares or stock dividends issued in connection therewith shall be granted by the Company to the Trustee, and the Trustee shall hold each such Trustee 102 Option and the Shares issued upon exercise thereof in trust for such period of time as required by Section 102 or any regulations, rules or orders or procedures promulgated thereunder (the “Holding Period”), for the benefit of the Grantees in respect of whom such Trustee 102 Option was granted. All certificates representing Shares issued to the Trustee under the Plan shall be deposited with the Trustee, and shall be held by the Trustee until such time that such Shares are released from the Trust as herein provided.

(2)In event the requirements for Trustee 102 Options are not met for any reason whatsoever, then the Trustee 102 Options may be treated as Non-Trustee 102 Options, all in accordance with the provisions of Section 102 and regulations promulgated thereunder.

(3)With respect to any Trustee 102 Option, subject to the provisions of Section 102 and any rules or regulations or orders or procedures promulgated thereunder, an Israeli Grantee shall not be entitled to sell or release from Trust the Trustee 102 Option, the Shares received upon the exercise of such Option and/or any right deriving from or in connection therewith, including, without limitation, in accordance with Section 10 above or any bonus shares or stock dividends issued in connection therewith, until the later of: (i) the lapse of the Holding Period required under Section 102, and (ii) the vesting of such Options set forth in the respective Award Agreement (such later date being hereinafter referred to as the “Release Date”). Notwithstanding the foregoing, if such sale or release occurs during the Holding period, the provisions of Section 102 and the rules or regulations promulgated thereunder shall apply and any expenses and/or tax consequences therefrom shall be borne by the Israeli Grantee.

(4)Subject to the terms hereof, at any time after the Release Date with respect to any Trustee 102 Options or Shares the following shall apply:

(A)Trustee 102 Options granted, and/or Shares or rights issued to the Trustee shall continue to be held by the Trustee, on behalf of the beneficial optionee. From and after the Release Date, upon the written request of any beneficial optionee, the Trustee shall release from the Trust the Trustee 102 Options granted, and/or the Shares or rights issued, on behalf of such beneficial optionee, by executing and delivering to the Company such instrument(s) as the Company may require, giving due notice of such release to such beneficial optionee, provided, however, that the Trustee shall not so release any such Trustee 102 Options and/or Shares and/or rights to such beneficial optionee unless the latter, prior to, or concurrently with, such release, provides the Trustee with evidence, satisfactory in form and substance to the Trustee, that all taxes, if any, required to be paid upon such release have, in fact, been paid.

(B)Alternatively, from and after the Release Date, upon the written instructions of the beneficial optionee to sell any Shares and rights issued upon exercise of Trustee 102 Options, the Trustee shall use its best efforts to effect such sale and shall transfer such Shares to the purchaser thereof concurrently with the receipt, or after having made suitable arrangements to secure the payment, of the purchase price in such transactions. The Trustee shall withhold from such proceeds any and all taxes required to be paid in respect of such sale, shall remit the amount so withheld to the appropriate tax authorities and shall pay the balance thereof directly to the beneficial optionee, reporting to such beneficial optionee and to the Company the amount so withheld and paid to said authorities.

(C)Notwithstanding the foregoing, in the event the underwriters of securities of the Company impose restrictions on the transferability of the Shares during a lock-up period, the beneficial optionee shall not be entitled to release from Trust the Trustee 102 Options granted and/or the Shares issued and/or to instruct the Trustee to effect a sale of same, for as long as the restrictions are in effect. In the event the Trustee 102 Options granted and/or the Shares issued have been released from trust the restrictions imposed on the transferability of same shall nevertheless apply to said optionee’s Trustee 102 Options and/or Shares in the same manner. Consequently, the Israeli Grantee shall sign any documents required in order to effect the restrictions, for as long as the restrictions are in effect.

(D)Upon receipt of the Award, the Israeli Grantee will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Plan, or any Option or Share or rights granted to same thereunder. The Trustee may establish additional terms and conditions in connection with Awards held in trust by the Trustee.

(iv)Grant of Non-Trustee 102 Options.

(1)Awards granted pursuant to this subsection are intended to constitute Non-Trustee 102 Options and shall be subject to the general terms and conditions of the Plan and Section 20, except for provisions of the Plan applying to Trustee 102 Awards or Options under a different tax law or regulation.

(2)With respect to Non-Trustee 102 Options, if the Grantee ceases to be employed by or of service to the Company or a Related Company, the Grantee may be required to extend to the Company a security or guarantee for the payment of tax due at the time of sale of Shares or other rights, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.

(v)Grants Made Under Section 3(I). Awards granted pursuant to this subsection are intended to constitute 3(I) Options and shall be subject to the general terms and conditions of the Plan and Section 20 thereof, except for said provisions of the Plan applying to Awards under a different tax law or regulation. The Administrator may choose to deposit the Awards granted pursuant to Section 3(I) of the Tax Ordinance with a trustee. In such event, said trustee shall hold such Option in trust, until exercised by the Grantee, pursuant to the Company’s instructions from time to time. If determined by the Administrator, the trustee shall be responsible for withholding any taxes to which a Grantee become liable upon the exercise of Options.

(c)Award Agreement. Without derogating from the powers of the Administrator under the Plan, the Administrator shall adopt the form of Award Agreement for Israeli Grantees in form acceptable by the ITA and in compliance with the Tax Ordinance. The Award Agreement shall further indicate the type of Options (102, 3(I), Trustee, Non-Trustee etc.) granted thereunder.

(d)Vesting. Without derogating from the terms of any Award Agreement or the discretionary authority of the Administrator, the standard vesting for Options to Israeli Grantees shall be as follows:

(i)Twenty five percent (25%) of the Options granted under each Award Agreement shall vest on the end of the first year of Continuous Service following the vesting commencement date determined by the Administrator and if not specified the date of the grant of an Option (the “First Anniversary”); and

(ii)The remaining 75% of the Options shall vest on a quarterly basis over a period of three years commencing as of the First Anniversary in twelve (12) equal portions subject to Continuous Service of the Grantee.

(e)With respect to all Shares (in contrast to unexercised Options) allocated or issued upon the exercise of Options by the Israeli Grantee, the Grantee shall be entitled to receive dividends in accordance with the quantity of such Shares, subject however to any applicable taxation on distribution of dividends. Subject to the Tax Ordinance and any restrictions imposed by the Trustee or the ITA, during the period in which Shares are held by the Trustee on behalf of the Israeli Grantee, the cash dividends paid with respect thereto shall be paid directly to the Grantee after deduction of withholding tax applicable thereto.

(f)Without derogating from anything in the Plan, to the extent permitted by Applicable Laws, any tax consequences, attributable to the Israeli Grantee, arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company, a Related Company, the Trustee or the Grantee), hereunder, shall be borne solely by the Grantee. The Company and/or or a Related Company and/or the Trustee shall withhold taxes according to the requirements under the Applicable Laws, rules, and regulations, including withholding taxes at source. Furthermore, to the extent permitted by Applicable Law, the Grantee shall agree to indemnify the Company and/or a Related Company and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Grantee. The Administrator and/or the Trustee shall not be required to release any Share certificate to a Grantee until all required payments have been fully made.

The Plan, to the extent applicable to Israeli Grantees, shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of Tel-Aviv, Israel shall have sole jurisdiction in any matters pertaining to Israeli Grantees.

PROTALIX BIOTHERAPEUTICS, INC. PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. Vote Your Proxy on the Internet: Go to www.FCRvote.com/PLX Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Phone: Call 1-866-402-3905 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. As a stockholder of Protalix BioTherapeutics, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 pm, Eastern Daylight Time, on June 24, 2026. t PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. t PROTALIX BIOTHERAPEUTICS, INC. ANNUAL MEETING OF STOCKHOLDERS JUNE 25, 2026 AT 8:00 A.M. EASTERN DAYLIGHT TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PROTALIX BIOTHERAPEUTICS, INC. The stockholder(s) hereby appoint(s) Dror Bashan and Gilad Mamlok, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Protalix BioTherapeutics, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at The Offices of LifeSci, Azrieli Center Round Tower, Derech Menachem Begin 132, 11th Floor, Tel Aviv, 6701203, Israel at 8:00 a.m. EDT (3:00 p.m. IDT) on June 25, 2026, and any adjournment or postponement thereof. Please check here if you plan to attend the Annual Meeting. o This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Signature_____________________________________________________ Date_________________________________________________________ Title__________________________________________________________ Signature (Joint Owners)______________________________________ NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person. Address Change: (If you noted any Address Changes above, please mark box.) o CONTROL NUMBER CONTROL NUMBER

The Board of Directors recommends a vote FOR each of Proposals No. 2, 3 and 4. 2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement that accompanies this notice; FOR o AGAINST o ABSTAIN o 3. To approve the Amended and Restated Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan (the “Plan”), in order to increase the number of shares of common stock available under the Plan from 17,475,171 shares to 20,975,171 shares and to amend certain other terms of the Plan; FOR o AGAINST o ABSTAIN o 4. To ratify the appointment of Kesselman & Kesselman, Certified Public Accountant (lsr.), a member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the fiscal year ending December 31, 2026; FOR o AGAINST o ABSTAIN o Note: Such other business that may properly come before the meeting. The Board of Directors recommends a vote FOR each of the nominees listed in Proposal No. 1. Please mark your votes like this  1. NOMINEES: FOR WITHHOLD (1a) Dror Bashan o o (1b) Amos Bar Shalev o o (1c) Shmuel “Muli” Ben Zvi, Ph.D. o o (1d) Pol F. Boudes, M.D. o o (1e) Christian Elze o o (1f) Eliot Richard Forster, Ph.D. o o (1g) Gwen A. Melincoff o o (1h) Aharon Schwartz, Ph.D. o o When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted FOR each of the nominees listed in Proposal No. 1 and FOR Proposals No. 2, 3 and 4. t PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. t Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 25, 2026: The Notice and Proxy Statement, Proxy Card and 2025 Annual Report on Form 10-K are available at: https://web.viewproxy.com/protalix/2026